                                                                   Exhibit 10.23
                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                          Dated as of December 21, 2001
===============================================================================

                                      among

        THE INTERCEPT GROUP, INC., C-TEQ, INC., SBS DATA SERVICES, INC.
                DPSC ACQUISITION CORP., ICPT ACQUISITION I, LLC,
               INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.,
                  INTERCEPT SERVICES, LLC, INTERCEPT TX I, LLC,
                      INTERCEPT OUTPUT SOLUTIONS, LP, AND
                              INTERCEPT SUPPLY, LP

                                  as Borrowers,

                                      and

                          FIRST UNION NATIONAL BANK,

                                    as Lender

===============================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

1.  AMOUNT AND TERMS OF CREDIT...............................................2

    1.1  CREDIT FACILITY.....................................................2
    ---  ---------------
    1.2  LETTERS OF CREDIT...................................................3
    ---  -----------------
    1.3  PREPAYMENTS.........................................................3
    ---  -----------
    1.4  USE OF PROCEEDS.....................................................4
    ---  ---------------
    1.5  INTEREST............................................................4
    ---  --------
    1.6  [INTENTIONALLY RESERVED]............................................6
    1.7  [INTENTIONALLY RESERVED]............................................6
    1.8  CASH MANAGEMENT SYSTEMS.............................................6
    ---  -----------------------
    1.9  FEES................................................................6
    ---  ----
    1.10   RECEIPT OF PAYMENTS...............................................6
    ----   -------------------
    1.11   APPLICATION AND ALLOCATION OF PAYMENTS............................6
    ----   --------------------------------------
    1.12   LOAN ACCOUNT AND ACCOUNTING.......................................7
    ----   ---------------------------
    1.13   INDEMNITY.........................................................8
    ----   ---------
    1.14   ACCESS............................................................8
    ----   ------
    1.15   TAXES.............................................................9
    ----   -----
    1.16   CAPITAL ADEQUACY; INCREASED COSTS; ILLEGALITY.....................9
    ----   ---------------------------------------------
    1.17   SINGLE LOAN......................................................10
    ----   -----------

2.  CONDITIONS PRECEDENT....................................................10

    2.1 CONDITIONS TO THE INITIAL LOANS.....................................10
    ---  ------------------------------
    2.2 FURTHER CONDITIONS TO EACH LOAN.....................................11
    ---  ------------------------------

3.  REPRESENTATIONS AND WARRANTIES..........................................11

    3.1  CORPORATE EXISTENCE; COMPLIANCE WITH LAW...........................11
    ---  ----------------------------------------
    3.2  EXECUTIVE OFFICES, COLLATERAL LOCATIONS, FEIN......................12
    ---  ---------------------------------------------
    3.3  CORPORATE POWER, AUTHORIZATION, ENFORCEABLE OBLIGATIONS............12
    ---  -------------------------------------------------------
    3.4  FINANCIAL STATEMENTS...............................................12
    ---  --------------------
    3.5  MATERIAL ADVERSE EFFECT............................................13
    ---  -----------------------
    3.6  OWNERSHIP OF PROPERTY; LIENS.......................................13
    ---  ----------------------------
    3.7  LABOR MATTERS......................................................14
    ---  -------------
    3.8  VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING
    ---  --------------------------------------------------
           STOCK AND INDEBTEDNESS...........................................14
           ----------------------
    3.9  GOVERNMENT REGULATION..............................................14
    ---  ---------------------
    3.10   MARGIN REGULATIONS...............................................14
    ----   ------------------
    3.11   TAXES............................................................15
    ----   -----
    3.12   ERISA............................................................15
    ----   -----
    3.13   NO LITIGATION....................................................16
    ----   -------------
    3.14   BROKERS..........................................................16
    ----   -------
    3.15   INTELLECTUAL PROPERTY............................................16
    ----   ---------------------
    3.16   FULL DISCLOSURE..................................................17
    ----   ---------------
    3.17   ENVIRONMENTAL MATTERS............................................17
    ----   ---------------------
    3.19   DEPOSIT AND DISBURSEMENT ACCOUNTS................................18
    ----   ---------------------------------
    3.20   GOVERNMENT CONTRACTS.............................................18
    ----   --------------------
    3.21   CUSTOMER AND TRADE RELATIONS.....................................18
    ----   ----------------------------
    3.22   AGREEMENTS AND OTHER DOCUMENTS...................................18
    ----   ------------------------------
    3.23   SOLVENCY.........................................................18
    ----   --------
    3.24   [INTENTIONALLY RESERVED].........................................18
    3.25   [INTENTIONALLY RESERVED].........................................18
    3.26   [INTENTIONALLY RESERVED].........................................18

4.  FINANCIAL STATEMENTS AND INFORMATION....................................18

    4.1  REPORTS AND NOTICES................................................18
    ---  -------------------
    4.2  COMMUNICATION WITH ACCOUNTANTS.....................................18
    ---  ------------------------------

5.  AFFIRMATIVE COVENANTS...................................................19

    5.1  MAINTENANCE OF EXISTENCE AND CONDUCT OF BUSINESS...................19
    ---  ------------------------------------------------
    5.2  PAYMENT OF CHARGES.................................................19
    ---  ------------------
    5.3  BOOKS AND RECORDS..................................................20
    ---  -----------------
    5.4  INSURANCE; DAMAGE TO OR DESTRUCTION OF COLLATERAL..................20
    ---  -------------------------------------------------
    5.5  COMPLIANCE WITH LAWS...............................................20
    ---  --------------------
    5.6  SUPPLEMENTAL DISCLOSURE............................................21
    ---  -----------------------
    5.7  INTELLECTUAL PROPERTY..............................................21
    ---  ---------------------
    5.8  ENVIRONMENTAL MATTERS..............................................21
    ---  ---------------------
    5.9  LANDLORDS'AGREEMENTS, MORTGAGEE AGREEMENTS, BAILEE
    ---  --------------------------------------------------
           LETTERS AND REAL ESTATE PURCHASES................................22
           ---------------------------------
    5.10   [INTENTIONALLY RESERVED].........................................22
    5.11   FURTHER ASSURANCES...............................................22
    ----   ------------------

6.  NEGATIVE COVENANTS......................................................23

    6.1  MERGERS, SUBSIDIARIES, ETC.........................................23
    ---  --------------------------
    6.2  INVESTMENTS; LOANS AND ADVANCES....................................24
    ---  -------------------------------
    6.3  INDEBTEDNESS.......................................................24
    ---  ------------
    6.4  EMPLOYEE LOANS AND AFFILIATE TRANSACTIONS..........................25
    ---  -----------------------------------------
    6.5  CAPITAL STRUCTURE AND BUSINESS.....................................25
    ---  ------------------------------
    6.6  GUARANTEED INDEBTEDNESS............................................26
    ---  -----------------------
    6.7  LIENS..............................................................26
    ---  -----
    6.8  SALE OF STOCK AND ASSETS...........................................26
    ---  ------------------------
    6.9  ERISA..............................................................27
    ---  -----
    6.10   FINANCIAL COVENANTS..............................................27
    ----   -------------------
    6.11   HAZARDOUS MATERIALS..............................................27
    ----   ------------------
    6.12   SALE-LEASEBACKS..................................................27
    ----   ---------------
    6.13   CANCELLATION OF INDEBTEDNESS.....................................27
    ----   ----------------------------
    6.14   RESTRICTED PAYMENTS..............................................27
    ----   -------------------
    6.15   CHANGE OF CORPORATE NAME OR LOCATION; CHANGE OF FISCAL YEAR......27
    ----   -----------------------------------------------------------
    6.16   NO IMPAIRMENT OF INTERCOMPANY TRANSFERS..........................28
    ----   ---------------------------------------
    6.17   NO SPECULATIVE TRANSACTIONS......................................28
    ----   ---------------------------
    6.18   LEASES; REAL ESTATE PURCHASES....................................28
    ----   -----------------------------
    6.19   NEGATIVE PLEDGE..................................................28
    ----   ---------------

7.  TERM....................................................................28

    7.1  TERMINATION........................................................28
    ---  -----------
    7.2  SURVIVAL OF OBLIGATIONS UPON TERMINATION
    ---  ----------------------------------------
            OF FINANCING ARRANGEMENTS.......................................28
            -------------------------

8.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES..................................29

    8.1  EVENTS OF DEFAULT..................................................29
    ---  -----------------
    8.2  REMEDIES...........................................................30
    ---  --------
    8.3  WAIVERS BY BORROWERS...............................................31
    ---  --------------------

9.  [INTENTIONALLY RESERVED]................................................31

10. SUCCESSORS AND ASSIGNS..................................................31

11. MISCELLANEOUS...........................................................31

    11.1   COMPLETE AGREEMENT; MODIFICATION OF AGREEMENT....................31
    ----   ---------------------------------------------
    11.2   AMENDMENTS AND WAIVERS...........................................32
    ----   ----------------------

    11.3   FEES AND EXPENSES................................................32
    ----   -----------------
    11.4   NO WAIVER........................................................33
    ----   ---------
    11.5   REMEDIES.........................................................33
    ----   --------
    11.6   SEVERABILITY.....................................................33
    ----   ------------
    11.7   CONFLICT OF TERMS................................................34
    ----   -----------------
    11.8   CONFIDENTIALITY..................................................34
    ----   ---------------
    11.9   GOVERNING LAW....................................................34
    ----   -------------
    11.10  NOTICES..........................................................35
    -----  -------
    11.11  SECTION TITLES...................................................35
    -----  --------------
    11.12  COUNTERPARTS.....................................................35
    -----  ------------
    11.13  WAIVER OF JURY TRIAL.............................................35
    -----  -------------------
    11.14  PRESS RELEASES AND RELATED MATTERS...............................36
    -----  ----------------------------------
    11.15  REINSTATEMENT....................................................36
    -----  -------------
    11.16  ADVICE OF COUNSEL................................................36
    -----  -----------------
    11.17  NO STRICT CONSTRUCTION...........................................36
    -----  ----------------------

12. CROSS-GUARANTY..........................................................36

    12.1   CROSS-GUARANTY...................................................36
    ----   --------------
    12.2   WAIVERS BY BORROWERS.............................................37
    ----   --------------------
    12.3   BENEFIT OF GUARANTY..............................................37
    ----   -------------------
    12.4   SUBORDINATION OF SUBROGATION, ETC................................37
    ----   ---------------------------------
    12.5   ELECTION OF REMEDIES.............................................38
    ----   --------------------
    12.6   LIMITATION.......................................................38
    ----   ----------
    12.7   CONTRIBUTION WITH RESPECT TO GUARANTY OBLIGATIONS................38
    ----   -------------------------------------------------
    12.8   LIABILITY CUMULATIVE.............................................39
    ----   --------------------

                             INDEX OF APPENDICES
                             -------------------

Annex A (Recitals)             -        Definitions
Annex B (Section 1.2)          -        Letters of Credit
         -----------
Annex C (Section 1.8)          -        [Intentionally Reserved]
Annex D (Section 2.1(a))       -        Closing Checklist
         --------------
Annex E (Section 4.1(a))       -        Financial Statements and
         --------------
                                           Projections -- Reporting
Annex F (Section 4.1(b))       -        Collateral Reports
         --------------
Annex G (Section 6.10)         -        Financial Covenants
         ------------
Annex H (Section 9.9(a))       -        [Intentionally Reserved]
         --------------
Annex I (Section 11.10)        -        Notice Addresses
         -------------

Exhibit 1.1(a)(i)              -        Form of Notice of Revolving Credit
                                           Advance
Exhibit 1.1(a)(ii)             -        Form of Revolving Note

Schedule  1.1                  -        Lender's Representatives
Disclosure Schedule  3.1       -        Type of Entity; State of Organization
Disclosure Schedule  3.2       -        Executive Offices, Collateral
                                           Locations, FEIN
Disclosure Schedule  3.6       -        Real Estate and Leases
Disclosure Schedule  3.7       -        Labor Matters
Disclosure Schedule  3.8       -        Ventures, Subsidiaries and Affiliates;
                                           Outstanding Stock
Disclosure Schedule  3.11      -        Tax Matters
Disclosure Schedule  3.12      -        ERISA Plans
Disclosure Schedule  3.13      -        Litigation
Disclosure Schedule  3.15      -        Intellectual Property
Disclosure Schedule  3.17      -        Hazardous Materials
Disclosure Schedule  3.18      -        Insurance
Disclosure Schedule  3.19      -        Deposit and Disbursement Accounts
Disclosure Schedule  3.20      -        Government Contracts
Disclosure Schedule  5.1       -        Trade Names
Disclosure Schedule  6.3       -        Indebtedness
Disclosure Schedule  6.4(a)    -        Transactions with Affiliates
Disclosure Schedule  6.7       -        Existing Liens

     This AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of December 21, 2001, is made and entered into among THE INTERCEPT GROUP, INC., a Georgia corporation ("InterCept"), C-TEQ, INC., an Oklahoma
                                     ---------
corporation ("CTEQ"), SBS DATA SERVICES, INC., an Alabama corporation ("SBS")
              ----                                                      ---
DPSC ACQUISITION CORP., a Georgia corporation ("DPSC"), ICPT ACQUISITION I,
                                                ----
LLC, a Georgia limited liability company ("ICPT"), INTERCEPT COMMUNICATIONS
                                           ----
TECHNOLOGIES, INC., a Georgia corporation ("ICT"), INTERCEPT SERVICES, LLC, a
                                            ---
Georgia limited liability company ("ICPT Services"), INTERCEPT TX I, LLC, a
                                    -------------
Georgia limited liability company ("ICPT TX"), INTERCEPT OUTPUT SOLUTIONS, LP,
                                    -------
a Texas limited partnership ("ICPT Output"), and INTERCEPT SUPPLY, LP, a Texas
                              -----------
limited partnership ("ICPT Supply") (InterCept, CTEQ, SBS, DPSC, ICPT, ICT,
                      -----------
ICPT Services, ICPT TX, ICPT Output and ICPT Supply are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), and
                           ---------                         --------
FIRST UNION NATIONAL BANK, a national banking association ("Lender").
                                                            ------

                                    RECITALS
                                    --------
     WHEREAS, Borrowers and Lender entered into that certain Loan and Security Agreement, dated April 28, 1998 (as amended, the "Original Loan Agreement"),
                                                  -----------------------
wherein Lender agreed to provide to Borrowers a senior secured revolving credit facility of up to Twenty Million Dollars ($20,000,000.00) in the aggregate (the "Original Facility"); and
 -----------------
     WHEREAS, Borrowers have requested that Lender increase the Original Facility to an amount up to Fifty Million Dollars ($50,000,000.00) in the aggregate; and

     WHEREAS, Borrowers have requested that Lender increase the Original Facility for the purpose of providing (a) working capital financing for Borrowers, (b) funds for other general corporate purposes of Borrowers and (c) funds for other purposes permitted hereunder; and for these purposes, Lender is willing to increase the Original Facility, make certain loans and other extensions of credit to Borrowers up to such amount upon the terms and conditions set forth herein; and

     WHEREAS, Borrowers have agreed to secure all of their obligations under the Loan Documents by granting to Lender, a security interest in and lien upon all of their existing and after-acquired personal property; and

     WHEREAS, capitalized terms used in this Agreement shall have the meanings ascribed to them in Annex A and, for purposes of this Agreement and the other
                    -------
Loan Documents, the rules of construction set forth in Annex A shall govern.
                                                       -------
All Annexes, Disclosure Schedules, Exhibits and other attachments (collectively, "Appendices") hereto, or expressly identified to this Agreement,
                ----------
are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

1. AMOUNT AND TERMS OF CREDIT

     1.1    Credit Facility.
            ----------------

            (a)   Revolving Credit Facility.
                  -------------------------

                       (i) Subject to the terms and conditions hereof, Lender agrees to make available to Borrowers from time to time until the Commitment Termination Date certain advances (each, a "Revolving Credit
                                                       ----------------
Advance"). Until the Commitment Termination Date, Borrowers may borrow, repay
-------
and reborrow under this Section 1.1(a); provided, that the amount of any
                                        --------  ----
Revolving Credit Advance to be made at any time shall not exceed Borrowing Availability at such time. Borrowing Availability may be reduced by Reserves imposed by Lender in its reasonable credit judgment. Each Revolving Credit Advance shall be made either (a) by automatic advance in accordance with procedures established by Lender by Lender crediting the amount thereof to the regular checking account of Borrower maintained with the Lender or (b) on notice by Borrower Representative on behalf of the applicable Borrower to one of the representatives of Lender identified in Schedule 1.1 at the address
                                               ------------
specified therein. Any such notice must be given no later than noon (Atlanta time) on the Business Day of the proposed Revolving Credit Advance. Each such notice (a "Notice of Revolving Credit Advance") must be given in writing (by
           ----------------------------------
telecopy or overnight courier) substantially in the form of Exhibit 1.1(a)(i),
                                                            -----------------
and shall include the information required in such Exhibit and such other information as may be required by Lender.

                       (ii)    Except as provided in Section 1.12, each Borrower
                                                     ------------
shall execute and deliver to Lender a note to evidence the Revolving Loan. The note shall be in the principal amount of the Revolving Loan, dated the Closing Date and substantially in the form of Exhibit 1.1(a)(ii) (the "Revolving
                                      ------------------       ---------
Note"). The Revolving Note shall represent the obligation of the applicable
----
Borrower to pay the amount of the Revolving Loan or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances to such Borrower together with interest thereon as prescribed in Section 1.5. The entire unpaid
                                                -----------
balance of the aggregate Revolving Loan and all other non-contingent
Obligations shall be immediately due and payable in full in immediately available funds on the Commitment Termination Date.

                       (iii)   [Intentionally Reserved]

            (b)   [Intentionally Reserved]

            (c)   [Intentionally Reserved]

            (d)   Reliance on Notices; Appointment of Borrower Representative.
                  -----------------------------------------------------------
Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Revolving Credit Advance or similar notice believed by Lender to be genuine. Lender may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Lender has actual knowledge to the contrary. Each Borrower hereby designates InterCept as its representative and agent on its behalf for the purposes of issuing Notices of Revolving Credit Advances, giving instructions with respect to the disbursement of the proceeds of the Loans, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of any Borrower or Borrowers under the Loan Documents. Intercept in its capacity as Borrower Representative hereby accepts such appointment. Lender may regard any notice or other communication pursuant to any Loan Document from Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower or Borrowers hereunder to Borrower Representative on behalf of such Borrower or Borrowers. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

     1.2    Letters of Credit.  Subject to and in accordance with the terms and
            -----------------
conditions contained herein and in Annex B, Borrower Representative, on behalf
                                   --------
of the applicable Borrower, shall have the right to request, and Revolving Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of each Borrower.

     1.3    Prepayments. Voluntary Prepayments.  Borrowers may at any time on at
            -----------  ---------------------
least 10 days prior written notice by Borrower Representative to Lender terminate the Revolving Loan Commitment; provided that upon such termination, all Loans and other Obligations (including the payment of any breakage fees under swap agreements, if any) shall be immediately due and payable in full. Upon any such prepayment and termination of the Revolving Loan Commitment, each Borrower's right to request Revolving Credit Advances shall simultaneously be terminated.

            (b)   Mandatory Prepayments.
                  ---------------------
                       (i) If at any time the aggregate outstanding balance of the Revolving Loan exceeds the Borrowing Availability, Borrowers shall immediately repay the Loans to the extent required to eliminate such excess.

                       (ii) Immediately upon receipt by any Borrower of proceeds of any asset disposition (excluding proceeds of asset dispositions permitted by Section 6.8 (a)) or any sale of Stock of any Subsidiary of any
             ---------------
Borrower, Borrowers shall prepay the Loans in an amount equal to all such proceeds, net of (A) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by Borrowers in connection therewith (in each case, paid to non-Affiliates),
(B) transfer taxes, (C) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Encumbrances hereunder), if any, and (D) an appropriate reserve for income taxes in accordance with GAAP in connection therewith. Any such prepayment shall be applied in accordance with Section
                                                                   -------
1.3(c).
------

                       (iii) If any Borrower issues Stock in a primary offering of its own shares for cash, no later than the first Business Day following the date of receipt of the proceeds thereof, the issuing Borrower shall prepay the Loans in an amount equal to the lesser of (A) all such proceeds, net of underwriting discounts and commissions and other reasonable costs paid to non-Affiliates in connection therewith; or (B) the maximum amount payable under Section 1.3(b). Any such prepayment shall be applied in accordance with Section 1.3(b).
                --------------

                  (iv) [Intentionally Reserved]

            (c)   Application of Certain Mandatory Prepayments.  Any prepayments
                  --------------------------------------------
made by any Borrower pursuant to Sections 1.3(a)(ii), (a)(iii), or (a)(iv)
                                  ----------------------------------------
above shall be applied as follows: first, to Fees and reimbursable expenses of Lender then due and payable pursuant to any of the Loan Documents; second, to interest then due and payable on Revolving Credit Advances made to that Borrower; third, to the principal balance of Revolving Credit Advances outstanding to that Borrower until the same has been paid in full; fourth, to interest then due and payable on the Revolving Credit Advances outstanding to each other Borrower, pro rata; and, last, the principal balance of the Revolving Credit Advances made to each other Borrower, pro rata, until the same has been paid in full. The Commitment shall not be permanently reduced by the amount of any such prepayments.

            (d)   [Intentionally Reserved]

            (e)   No Implied Consent.  Nothing in this Section 1.3 shall be
                  ------------------                   -----------
construed to constitute Lender's consent to any transaction that is not permitted by other provisions of this Agreement or the other Loan Documents.

     1.4    Use of Proceeds.  Borrowers shall utilize the proceeds of the
            ---------------
Revolving Loan solely for the financing of Borrowers' ordinary working capital and general corporate needs, including, without limitation, the funding of Permitted Acquisitions.

     1.5    Interest.  Borrowers shall pay interest to Lender in arrears on each
            --------
applicable Interest Payment Date, at a floating rate equal to the LIBOR Market Index Rate plus the Applicable Margin, based on the aggregate Revolving Credit
           ----
Advances outstanding from time to time.

     The Applicable Margin shall be adjusted (up or down) prospectively on a quarterly basis as determined by Borrowers' consolidated financial performance, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of Borrowers' quarterly Financial Statements to Lender for the Fiscal Quarter ending September 30, 2001. Adjustments in Applicable Margin shall be determined by reference to the following grids:

           ---------------------------------------------------------
           If Ratio of Funded Debt to EBITDA is:  Applicable Margin
           ------------------------------------
           ---------------------------------------------------------
           ***.50                                  1.00%
           ---------------------------------------------------------
           ** .50, but***1.0                       1.25%
           ---------------------------------------------------------
           ** 1.0, but***2.0                       1.50%
           ---------------------------------------------------------
           ** 2.0, but***3.0                       2.00%
           ---------------------------------------------------------
     All adjustments in the Applicable Margin after September 30, 2001 shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to Lender of the quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower Representative shall deliver to Lender a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any

**  represents greater than
*** represents less than or equal to
change in, the Applicable Margin. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margin to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margin is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

            (a) If any payment on any Loan becomes due and payable on a day other than a Business Day, the maturity thereof will be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

            (b) All computations of Fees calculated on a per annum basis and interest shall be made by Lender on the basis of a 360-day year, in each case for the actual number of days occurring in the period for which such interest and Fees are payable.

            (c) So long as an Event of Default has occurred and is continuing under Section 8.1(a), (h) or (i) or so long as any other Default or Event of
      --------------------------
Default has occurred and is continuing and at the election of Lender confirmed by written notice from Lender to Borrower Representative, the interest rate applicable to the Loans shall be increased by two percentage points (2%) per annum above the rate of interest or the rate of such Fees otherwise applicable hereunder ("Default Rate"), and all outstanding Obligations shall bear interest
          ----------------
at the Default Rate applicable to such Obligations. Interest at the Default Rate shall accrue from the initial date of such Default or Event of Default until that Default or Event of Default is cured or waived and shall be payable upon demand.

            (d)   Notwithstanding anything to the contrary set forth in this
Section 1.5, if a court of competent jurisdiction determines in a final order
-----------
that the rate of interest payable hereunder exceeds the highest rate of interest permissible under law (the "Maximum Lawful Rate"), then so long as the Maximum
                            -------------------
Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be equal to the Maximum Lawful Rate; provided, however, that if at any time
                                     --------  -------
thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrowers shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Lender is equal to the total interest that would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date as otherwise provided in this Agreement. Thereafter, interest hereunder shall be paid at the rate of interest and in the manner provided in Sections 1.5(a) through (e), unless and until the rate of
                   ---------------------------
interest again exceeds the Maximum Lawful Rate, and at

that time this paragraph shall again apply. In no event shall the total interest received by Lender pursuant to the terms hereof exceed the amount that Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. If the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. If, notwithstanding the provisions of this Section 1.5(f), a court of competent jurisdiction shall finally
        --------------
determine that Lender has received interest hereunder in excess of the Maximum Lawful Rate, Lender shall, to the extent permitted by applicable law, promptly apply such excess in the order specified in Section 1.11 and thereafter shall
                                            ------------
refund any excess to Borrowers or as a court of competent jurisdiction may otherwise order.

     1.6    [Intentionally Reserved]

     1.7    [Intentionally Reserved]

     1.8    Cash Management Systems.  Borrowers will establish, and will
            -----------------------
maintain until the Termination Date, Borrower's primary bank accounts with Lender.

     1.9    Fees.
            ----

            (a) On the Closing Date, Borrowers shall pay to Lender a closing fee in an amount equal to $130,000 (the "Closing Fee"), which Closing Fee shall
                                         -----------
be deemed fully earned and non-refundable on the Closing Date.

            (b) As additional compensation for Lender, Borrowers shall pay to Lender in arrears, on the first Business Day of each calendar quarter prior to the Commitment Termination Date and on the Commitment Termination Date, a Fee for Borrowers' non-use of available funds in an amount equal to one-quarter of one percent (0.25%) per annum, calculated on the basis of a 360 day year for actual days elapsed (or one-sixteenth of one percent per quarter (0.0625%)) multiplied by the difference between (x) the Maximum Amount (as it may be reduced from time to time) and (y) the average for the period of the daily closing balances of the aggregate Revolving Loan outstanding during the period for which such Fee is due.

            (c)   [Intentionally Reserved]

            (d)   [Intentionally Reserved]

     1.10   Receipt of Payments.  Borrowers shall make each payment under this
            -------------------
Agreement not later than 2:00 p.m. (Atlanta time) on the day when due in immediately available funds in Dollars. Payments received after 2:00 p.m. Atlanta time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

     1.11   Application and Allocation of Payments.
            --------------------------------------

            (a) So long as no Default or Event of Default has occurred and is continuing, (i) payments consisting of proceeds of Accounts received in the ordinary course of business shall be applied to the Revolving Loan; (ii) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (iii) voluntary prepayments shall be applied as determined by Borrower Representative, subject to the provisions of Section 1.3(a); and (iv) mandatory prepayments shall be applied as set forth
   --------------
in Sections 1.3(b) and 1.3(c). As to any other payment, and as to all payments
   --------------------------
made when a Default or Event of Default has occurred and is continuing or following the Commitment Termination Date, each Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of such Borrower, and each Borrower hereby irrevocably agrees that Lender shall have the continuing exclusive right to apply any and all such payments against the Obligations of Borrowers as Lender may deem advisable notwithstanding any previous entry by Lender in the Loan Account or any other books and records. In the absence of a specific determination by Lender with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Lender's expenses reimbursable hereunder;
(2) to interest on the Revolving Loan; (3) to principal payments on the Revolving Loan; and (4) to all other Obligations, including expenses of Lender to the extent reimbursable under Section 11.3.
                                 ------------

            (b) Lender is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of each Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.4(a)) and interest and principal, other than principal of the
     ---------------
Revolving Loan, owing by Borrowers under this Agreement or any of the other Loan Documents if and to the extent Borrowers fail to pay promptly any such amounts as and when due, even if the amount of such charges would exceed Borrowing Availability at such time. At Lender's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder.

     1.12   Loan Account and Accounting.  Lender shall maintain a loan account
            ---------------------------
(the "Loan Account") on its books to record: all Advances, all payments made by
      -------------
Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with Lender's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Lender's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Lender by each Borrower; provided that any failure to so record or any error in so
                  --------
recording shall not limit or otherwise affect any Borrower's duty to pay the Obligations. Lender shall render to Borrower Representative a monthly accounting of transactions with respect to the Loans setting forth the balance of the Loan Account as to each Borrower for the immediately preceding month. Unless Borrower Representative notifies Lender in writing of any objection to any such accounting (specifically describing the basis for such objection), within 30 days after the date thereof, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive on Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers. Notwithstanding any provision herein contained to the contrary, Lender may elect (which election may be revoked) to dispense with the issuance of a Note to Lender and may rely on the Loan Account as evidence of the amount of Obligations from time to time owing to it.

     1.13   Indemnity.
            ---------

            (a) Each Borrower shall jointly and severally indemnify and hold harmless Lender and its Affiliates, and each such Person's respective officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), from and against any and all suits, actions,
 ------------------
proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys'fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) that may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents and the administration of such credit, and in connection with or arising out of the transactions contemplated hereunder and thereunder and any actions or failures to act in connection therewith, including any and all Environmental Liabilities and legal costs and expenses arising out of or incurred in connection with disputes between or among any parties to any of the Loan Documents (collectively, "Indemnified Liabilities");
                                                     -----------------------
provided, that no Borrower shall be liable for any indemnification to an
--------
Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results from that Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY TO ANY LOAN DOCUMENT, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER ANY LOAN DOCUMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

            (b)   [Intentionally Reserved]

     1.14   Access.  Each Borrower shall, during normal business hours, from
            ------
time to time upon one Business Day 's prior notice as frequently as Lender determines to be appropriate: (a) provide Lender and any of its officers, employees and agents access to its properties, facilities, advisors and employees (including officers) of each Borrower and to the Collateral, (b) permit Lender, and any of its officers, employees and agents, to inspect, audit and make extracts from any Borrower's books and records, and (c) permit Lender, and its officers, employees and agents, to inspect, review, evaluate and make test verifications and counts of the Accounts, Inventory and other Collateral of any Borrower. If a Default or Event of Default has occurred and is continuing or if access is necessary to preserve or protect the Collateral as reasonably determined by Lender, each such Borrower shall provide such access to Lender at all times and without advance notice. Furthermore, so long as any Event of Default has occurred and is continuing, Borrowers shall provide Lender with access to their suppliers and customers. Each Borrower shall make available to Lender and its counsel, as quickly as is possible under the circumstances, originals or copies of all books and records that Lender may reasonably request. Each Borrower shall deliver any document or instrument necessary for Lender, as it may from time to time reasonably request, to obtain records from any service bureau or other Person that maintains records for such Borrower, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by such Borrower.

     1.15   Taxes.
            -----

            (a) Any and all payments by each Borrower hereunder (including any payments made pursuant to Section 12) or under the Note shall be made, in
                              ----------
accordance with this Section 1.15, free and clear of and without deduction for
                     ------------
any and all present or future Taxes. If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder (including any sum payable pursuant to Section 12) or under the Note, (i) the sum payable
                            ----------
shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.15) Lender receives an amount equal to the sum it would
           ------------
have received had no such deductions been made, (ii) such Borrower shall make such deductions, and (iii) such Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, Borrower Representative shall furnish to Lender the original or a certified copy of a receipt evidencing payment thereof. Lender shall not be obligated to return or refund any amounts received pursuant to this Section.

            (b) Each Borrower that is a signatory hereto shall jointly and severally indemnify and, within 10 days of demand therefor, pay Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.15) paid by Lender and any liability
                           -------------
(including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

            (c)   [Intentionally Reserved]

     1.16   Capital Adequacy; Increased Costs; Illegality.
            ---------------------------------------------

            (a) If Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law), in each case, adopted after the Closing Date, from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender and thereby reducing the rate of return on Lender's capital as a consequence of its obligations hereunder, then Borrowers shall from time to time upon demand by Lender pay to Lender additional amounts sufficient to compensate Lender for such reduction. A certificate as to the amount of that reduction and showing the basis of the computation thereof submitted by Lender to Borrower Representative shall, absent manifest error, be final, conclusive and binding for all purposes.

            (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case adopted after the Closing Date, there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining any Loan, then Borrowers shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to compensate Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower Representative by Lender, shall be conclusive and binding on Borrowers for all purposes, absent manifest error. Lender agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, Lender shall, to the extent not inconsistent with Lender's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrowers pursuant to this Section 1.16(b).
                                                ---------------

            (c)   [Intentionally Reserved]

            (d)   [Intentionally Reserved]

     1.17   Single Loan.  All Loans to each Borrower and all of the other
            -----------
Obligations of each Borrower arising under this Agreement and the other Loan Documents shall constitute one general obligation of that Borrower secured, until the Termination Date, by all of the Collateral.

2. CONDITIONS PRECEDENT

     2.1    Conditions to the Initial Loans.  Lender shall not be obligated to
            -------------------------------
make any Loan on the Closing Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner satisfactory to Lender, or waived in writing by Lender:

            (a)   Credit Agreement; Loan Documents.  This Agreement or
                  --------------------------------
counterparts hereof shall have been duly executed by, and delivered to, Borrowers and Lender; and Lender shall have received such documents, instruments, agreements and legal opinions as Lender shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Closing Checklist attached hereto as Annex D, each in form and substance reasonably satisfactory
                   -------
to Lender.

            (b)   [Intentionally Reserved]

            (c)   Approvals.  Lender shall have received (i) satisfactory
                  ---------
evidence that the Borrowers have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents or (ii) an officer's certificate of Intercept in form and substance reasonably satisfactory to Lender affirming that no such consents or approvals are required.

            (d)   [Intentionally Reserved]

            (e)   Payment of Fees.  Borrowers shall have paid the Fees required
                  ---------------
to be paid on the Closing Date in the respective amounts specified in Section
                                                                      -------
1.9, and shall have reimbursed Lender for all fees, costs and expenses of
---
closing presented as of the Closing Date.

            (f)   Capital Structure: Other Indebtedness.  The capital structure
                  -------------------------------------
of each Borrower and the terms and conditions of all Indebtedness of each Borrower shall be acceptable to Lender in its sole discretion.

            (g)   Due Diligence.  Lender shall have completed its business and
                  -------------
legal due diligence, including a roll forward of its previous Collateral audit, with results reasonably satisfactory to Lender.

            (h)   [Intentionally Reserved]

     2.2    Further Conditions to Each Loan.  Except as otherwise expressly
            -------------------------------
provided herein, Lender shall not be obligated to fund any Advance, if, as of the date thereof:

            (a) any representation or warranty by any Borrower contained herein or in any other Loan Document is untrue or incorrect as of such date (except (i) to the extent that such representation or warranty expressly relates to an earlier date and (ii) for changes therein expressly permitted or expressly contemplated by this Agreement) and Lender has determined not to make such Advance as a result of the fact that such warranty or representation is untrue or incorrect;

            (b) any event or circumstance having a Material Adverse Effect has occurred since the date hereof as determined by Lender or Lender has determined not to make such Advance as a result of the fact that such event or circumstance has occurred;

            (c) any Default or Event of Default has occurred and is continuing or would result after giving effect to any Advance, and Lender shall have determined not to make any Advance as a result of that Default or Event of Default; or

            (d) after giving effect to any Advance, the outstanding principal amount of the aggregate Revolving Loan would exceed the Maximum Amount.

The request and acceptance by any Borrower of the proceeds of any Advance shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrowers that the conditions in this Section 2.2 have been
                                                  -----------
satisfied and (ii) a reaffirmation by Borrowers of the cross-guaranty provisions set forth in Section 12 and of the granting and continuance of
                        ----------
Lender's Liens pursuant to the Collateral Documents.

3. REPRESENTATIONS AND WARRANTIES

     To induce Lender to make the Loans, the Borrowers executing this Agreement, jointly and severally, make the following representations and warranties to Lender with respect to all Borrowers, each and all of which shall survive the execution and delivery of this Agreement.

     3.1    Corporate Existence; Compliance with Law.  Each Borrower (a) is a
            ----------------------------------------
corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization set forth in Disclosure Schedule
                                                           -------------------
(3.1); (b) is duly qualified to conduct business and is in good standing in
-----
each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not result in exposure to losses, damages or liabilities in excess of $500,000; (c) has the requisite power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (d) subject to specific representations regarding Environmental Laws, has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (e) is in compliance with its articles of incorporation, charter and bylaws or partnership or operating agreement, as applicable; and
(f) subject to specific representations set forth herein regarding ERISA, Environmental Laws, tax and other laws, is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The exact name, as of the Closing Date, of each Borrower, as each such name is set forth in official filings in the respective jurisdiction of their incorporation or organization is set forth on Disclosure Schedule (3.1).
                                              -------------------------

     3.2    Executive Offices, Collateral Locations, FEIN.  As of the Closing
            ---------------------------------------------
Date, the current location of each Borrower's chief executive office and the warehouses and premises at which any Collateral is located are set forth in Disclosure Schedule (3.2), and none of such locations has changed within the 12
-------------------------
months preceding the Closing Date (provided that certain Borrowers or their assets have been acquired by InterCept or another Borrower within such period). In addition, Disclosure Schedule (3.2) lists the federal employer
             -------------------------
identification number and organizational identification number, if any, issued by the state of organization of each Borrower.

     3.3    Corporate Power, Authorization, Enforceable Obligations.  The
            -------------------------------------------------------
execution, delivery and performance by each Borrower of the Loan Documents to which it is a party and the creation of all Liens provided for therein: (a) are within such Person's power; (b) have been duly authorized by all necessary corporate, limited liability company or limited partnership action; (c) do not contravene any provision of such Person's charter, articles of incorporation, bylaws or partnership or operating agreement as applicable; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of such Person other than those in favor of Lender, pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.1(c), all of which will have been duly obtained,
                     -------------
made or complied with prior to the Closing Date. Each of the Loan Documents shall be duly executed and delivered by each Borrower that is a party thereto and each such Loan Document shall constitute a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms.

     3.4    Financial Statements.  All Financial Statements concerning Borrowers
            --------------------
and their respective Subsidiaries that are referred to below have been prepared in accordance with GAAP consistently applied throughout the periods covered (except as disclosed therein and except, with respect to unaudited Financial Statements, for the absence of footnotes and normal year-end audit adjustments) and present fairly in all material respects the financial position of the Persons covered thereby as at the dates thereof and the results of their operations and cash flows for the periods then ended.

            (a) The following Financial Statements have been delivered on the date hereof:

                       (i) The audited consolidated and consolidating balance sheets at December 31, 2000 and the related statements of income and cash flows of Borrowers and their Subsidiaries for the Fiscal Years then ended, certified by Arthur Anderson, LLP.

                       (ii) The unaudited balance sheet(s) at September 30, 2001 and the related statement(s) of income and cash flows of Borrowers and their Subsidiaries for the three (3) Fiscal Quarters then ended.

     3.5    Material Adverse Effect.  Between December 31, 2000 and the Closing
            -----------------------
Date: (a) no Borrower has incurred any obligations, contingent or noncontingent liabilities, liabilities for Charges, long-term leases or unusual forward or long-term commitments that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) no contract, lease or other agreement or instrument has been entered into by any Borrower or has become binding upon any Borrower's assets and no law or regulation applicable to any Borrower has been adopted that has had or could reasonably be expected to have a Material Adverse Effect, and (c) no Borrower is in default and to the best of Borrowers'knowledge no third party is in default under any material contract, lease or other agreement or instrument, that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between December 31, 2000 and the Closing Date no event has occurred, that alone or together with other events, could reasonably be expected to have a Material Adverse Effect.

     3.6    Ownership of Property; Liens.  As of the Closing Date, the real
            ----------------------------

estate ("Real Estate") listed in Disclosure Schedule (3.6) constitutes all of
         -----------             -------------------------
the real property owned, leased, subleased, or used by any Borrower. Each Borrower owns good and marketable fee simple title to all of its owned Real Estate, and valid and marketable leasehold interests in all of its leased Real Estate, all as described on Disclosure Schedule (3.6). Disclosure Schedule
                            -------------------------  -------------------
(3.6) further describes any Real Estate with respect to which any Borrower is a
-----
lessor, sublessor or assignor as of the Closing Date. Each Borrower also has good and marketable title to, or valid leasehold interests in, all of its personal property and assets. As of the Closing Date, none of the properties and assets of any Borrower are subject to any Liens other than Permitted Encumbrances, and there are no facts, circumstances or conditions known to any Borrower that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances. Disclosure Schedule
                                                       -------------------
(3.6) also describes any purchase options, rights of first refusal or other
-----
similar contractual rights executed by any Borrower pertaining to any Real Estate. As of the Closing Date, no portion of any Borrower's Real Estate has suffered any material damage by fire or other casualty loss that has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied. As of the Closing Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which it is currently occupied and used have been lawfully issued and are in full force and effect.

     3.7    Labor Matters.  As of the Closing Date (a) no strikes or other
            -------------
material labor disputes against any Borrower are pending or, to any Borrower's knowledge, threatened; (b) hours worked by and payment made to employees of each Borrower comply with the Fair Labor Standards Act and each other federal, state, local or foreign law applicable to such matters; (c) all payments due from any Borrower for employee health and welfare insurance have been paid or accrued as a liability on the books of such Borrower; (d) (intentionally reserved); (e) there is no organizing activity involving any Borrower pending or, to any Borrower's knowledge, threatened by any labor union or group of employees; (f) there are no representation proceedings pending or, to any Borrower's knowledge, threatened with the National Labor Relations Board, and no labor organization or group of employees of any Borrower has made a pending demand for recognition; and (g) except as set forth in Disclosure Schedule
                                                       -------------------
(3.7), there are no material complaints or charges against any Borrower pending
-----
or, to the knowledge of any Borrower, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Borrower of any individual.

     3.8    Ventures, Subsidiaries and Affiliates; Outstanding Stock and
            ------------------------------------------------------------
Indebtedness.  Except as set forth in Disclosure Schedule (3.8), as of the
------------                          -------------------------
Closing Date, no Borrower has any Subsidiaries that are not Borrowers under this Agreement, and no Borrower is engaged in any joint venture or partnership with any other Person. All of the issued and outstanding Stock of each Borrower (other than InterCept, a majority of whose stock is publicly held) is owned either by InterCept or by another Borrower all of whose issued and outstanding Stock is owned directly or indirectly by InterCept. Except as set forth in Disclosure Schedule (3.8), there are no outstanding rights to purchase,
-------------------------
options, warrants or similar rights or agreements pursuant to which any Borrower may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries. All outstanding Indebtedness and Guaranteed Indebtedness of each Borrower as of the Closing Date (except for the Obligations) is described in
Section 6.3 (including Disclosure Schedule (6.3)).
-----------            --------------------------

     3.9    Government Regulation.  No Borrower is an "investment company" or an
            ---------------------
"affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loans by Lender to Borrowers, will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     3.10   Margin Regulations.  No Borrower is engaged, nor will it engage,
            ------------------
principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Borrower owns any Margin Stock, and none of the proceeds of
 ------------
the Loans or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any of the Loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Borrower will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

     3.11   Taxes.  All tax returns, reports and statements, including
            -----
information returns, required by any Governmental Authority to be filed by any Borrower have been filed with the appropriate Governmental Authority and all Charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid), excluding Charges or other amounts being contested in accordance with Section 5.2(b). Proper and
                                                 --------------
accurate amounts have been withheld by each Borrower from its respective employees for all periods in full and complete compliance with all applicable federal, state, local and foreign laws and such withholdings have been timely paid to the respective Governmental Authorities. Disclosure Schedule (3.11)
                                                 --------------------------
sets forth as of the Closing Date those taxable years for which any Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described in Disclosure Schedule (3.11), no Borrower has executed or filed with
             --------------------------
the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. None of the Borrowers and their respective predecessors are liable for any Charges: (a) under any agreement (including any tax sharing agreements) or (b) to each Borrower's knowledge, as a transferee. As of the Closing Date, no Borrower has agreed or been requested to make any adjustment under IRC Section 481(a), by reason of a change in accounting method or otherwise, which would have a Material Adverse Effect.

     3.12   ERISA.
            ------

            (a)   Disclosure Schedule (3.12) lists (i) all ERISA Affiliates and
                  --------------------------
(ii) all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Copies of all such listed Plans requested by Lender, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, have been delivered to Lender. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, including the statement required by 29 CFR Section 2520.104-23. Neither any Borrower nor ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither any Borrower nor ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 406 of ERISA and Section 4975 of the IRC, in connection with any Plan, that would subject any Borrower to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or
Section 4975 of the IRC.

            (b)   Except as set forth in Disclosure Schedule (3.12): (i) no
                                         --------------------------
Title IV Plan has any Unfunded Pension Liability; (ii) no ERISA Event or event described in Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of any Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan;
(iv) no Borrower or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years no Title IV Plan of any Borrower or ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in Section 4041(b)(1) of ERISA, nor has any Title IV Plan of any Borrower or any ERISA Affiliate (determined at any time within the last five years) with Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Borrower or ERISA Affiliate (determined at such time); (vi) except in the case of any ESOP, Stock of all Borrowers and their ERISA Affiliates makes up, in the aggregate, no more than 10% of fair market value of the assets of any Plan measured on the basis of fair market value as of the latest valuation date of any Plan; and (vii) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or an equivalent rating by another nationally recognized rating agency.

     3.13   No Litigation.  No action, claim, lawsuit, demand, investigation or
            -------------
proceeding is now pending or, to the knowledge of any Borrower, overtly threatened against any Borrower by a written communication to such Borrower, before any Governmental Authority or before any arbitrator or panel of arbitrators (collectively, "Litigation"), (a) that challenges any Borrower's right or power to enter into or perform any of its obligations under the Loan Documents to which it is a party, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) that has a reasonable risk of being determined adversely to any Borrower and that if so determined, could be reasonably be expected to have a Material Adverse Effect. Except as set forth on Disclosure Schedule (3.13), as of the Closing Date there is no Litigation pending or, to any Borrower's knowledge, overtly threatened by written communication to a Borrower, that seeks damages in excess of $100,000 or injunctive relief against, or alleges criminal misconduct of, any Borrower.

     3.14   Brokers.  No broker or finder brought about the obtaining, making or
            -------
closing of the Loans, and no Borrower or Affiliate thereof has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     3.15   Intellectual Property.  As of the Closing Date, each Borrower owns
            ---------------------
or has rights to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it, and each Patent, Trademark, Copyright and License is listed, together with application or registration numbers, as and if applicable, in Disclosure Schedule (3.15). Each Borrower conducts its business and affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect. Except as set forth in Disclosure Schedule (3.15), no Borrower is aware of any infringement claim by any other Person with respect to any Intellectual Property.

     3.16   Full Disclosure.  No information contained in this Agreement, any of
            ---------------
the other Loan Documents, any Financial Statements or Collateral Reports or other written reports from time to time delivered hereunder or any written statement furnished by or on behalf of any Borrower to Lender pursuant to the terms of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Liens granted to Lender pursuant to the Collateral Documents will at all times be fully perfected first priority Liens in and to the Collateral described therein, subject, as to priority, only to Permitted Encumbrances.

     3.17   Environmental Matters.
            ---------------------

            (a)   Except as set forth in Disclosure Schedule (3.17), as of the
                                         --------------------------
Closing Date: (i) the Real Estate is free of contamination from any Hazardous Material except for such contamination that would not adversely impact the value or marketability of such Real Estate and that would not result in Environmental Liabilities that could reasonably be expected to exceed $500,000.00; (ii) no Borrower has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate; (iii) the Borrowers are and have been in compliance with all Environmental Laws, except for such noncompliance that would not result in Environmental Liabilities which could reasonably be expected to exceed $500,000.00; (iv) the Borrowers have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses as presently conducted or as proposed to be conducted, except where the failure to so obtain or comply with such Environmental Permits would not result in Environmental Liabilities that could reasonably be expected to exceed $500,000.00, and all such Environmental Permits are valid, uncontested and in good standing; (v) no Borrower is involved in operations or knows of any facts, circumstances or conditions, including any Releases of Hazardous Materials, that are likely to result in any Environmental Liabilities of such Borrower which could reasonably be expected to exceed $500,000.00, and no Borrower has permitted any current or former tenant or occupant of the Real Estate to engage in any such operations; (vi) there is no Litigation arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material that seeks damages, penalties, fines, costs or expenses in excess of $25,000 or injunctive relief against, or that alleges criminal misconduct by, any Borrower; (vii) no notice has been received by any Borrower identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes, and to the knowledge of the Borrowers, there are no facts, circumstances or conditions that may result in any Borrower being identified as a "potentially responsible party" under CERCLA or analogous state statutes; and (viii) the Borrowers have provided to Lender copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any Borrower.

            (b) Each Borrower hereby acknowledges and agrees that Lender (i) is not now, and has not ever been, in control of any of the Real Estate or any Borrower's affairs, and (ii) does not have the capacity through the provisions of the Loan Documents or otherwise to influence any Borrower's conduct with respect to the ownership, operation or management of any of its Real Estate or compliance with Environmental Laws or Environmental Permits.

     3.19   Deposit and Disbursement Accounts.  Disclosure Schedule (3.18) lists
            ---------------------------------
all banks and other financial institutions at which any Borrower maintains deposit or other accounts as of the Closing Date, including any Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository and the complete account number therefor.

     3.20   Government Contracts.  Except as set forth in Disclosure Schedule
            --------------------
(3.20), as of the Closing Date, no Borrower is a party to any contract or agreement with any Governmental Authority and no Borrower's Accounts are subject to the Federal Assignment of Claims Act (31 U.S.C. Section 3727) or any similar state or local law.

     3.21   Customer and Trade Relations.  As of the Closing Date, there exists
            ----------------------------
no actual or, to the knowledge of any Borrower, threatened termination or cancellation (by a written communication to a Borrower) of, or any material adverse modification or change in: the business relationship of any Borrower with any customer whose purchases during the preceding 12 months were more than 5% of the gross revenues of InterCept during such period.

     3.22   Agreements and Other Documents.  ICPT is a public company and is
            ------------------------------
required to file all of its material contracts with the Securities and Exchange Commission.

     3.23   Solvency.  Both before and after giving effect to (a) the Loans to
            --------
be made on the Closing Date or such other date as Loans requested hereunder are made, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower Representative; and (c) the payment and accrual of all transaction costs in connection with the foregoing, each Borrower is and will be Solvent.

     3.24   [Intentionally Reserved]

     3.25   [Intentionally Reserved]

     3.26   [Intentionally Reserved]

4. FINANCIAL STATEMENTS AND INFORMATION

     4.1    Reports and Notices.
            --------------------

            (a) Each Borrower executing this Agreement hereby agrees that from and after the Closing Date and until the Termination Date, it shall deliver to Lender, the Financial Statements, notices and other information at the times, to the Persons and in the manner set forth in Annex E.
                                                         -------

            (b) Each Borrower executing this Agreement hereby agrees that, from and after the Closing Date and until the Termination Date, it shall deliver to Lender the various Collateral Reports at the times, to the Persons and in the manner set forth in Annex F.
                               -------

     4.2    Communication with Accountants.  Each Borrower executing this
            ------------------------------
Agreement authorizes Lender to communicate directly with its independent certified public accountants, including Arthur Anderson, LLP, and authorizes and, at Lender's request, shall instruct those accountants and advisors to disclose and make available to Lender any and all Financial

Statements and other supporting financial documents, schedules and information relating to any Borrower (including copies of any issued management letters) with respect to the business, financial condition and other affairs of any Borrower.

5. AFFIRMATIVE COVENANTS

     Each Borrower executing this Credit Agreement jointly and severally agrees as to all Borrowers that from and after the date hereof and until the Termination Date:

     5.1    Maintenance of Existence and Conduct of Business.  Each
            ------------------------------------------------
Borrower shall: do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; at all times maintain, preserve and protect all of its material assets and properties used or useful in the conduct of its business, and keep the same in good repair, working order and condition in all reasonable respects (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices; and transact business only in such corporate and trade names as are set forth in Disclosure Schedule (5.1).
-------------------------

     5.2    Payment of Charges.
            ------------------

            (a)   Subject to Section 5.2(b), each Borrower shall pay and
                  -------------------------
discharge or cause to be paid and discharged promptly all Charges payable by it, including (i) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed) and all Charges with respect to tax, social security and unemployment withholding with respect to its employees,
(ii) lawful claims for labor, materials, supplies and services or otherwise, and (iii) all storage or rental charges payable to warehousemen or bailees, in each case, before any thereof shall become past due.

            (b) Each Borrower may in good faith contest, by appropriate proceedings, the validity or amount of any Charges, Taxes or claims described in Section 5.2(a); provided, that (i) adequate reserves with respect to such
   --------------- --------
contest are maintained on the books of such Borrower, in accordance with GAAP;
(ii) no Lien shall be imposed to secure payment of such Charges (other than payments to warehousemen and/or bailees) that is superior to any of the Liens securing the Obligations and such contest is maintained and prosecuted continuously and with diligence and operates to suspend collection or enforcement of such Charges; (iii) none of the Collateral becomes subject to forfeiture or loss as a result of such contest; (iv) such Borrower shall promptly pay or discharge such contested Charges, Taxes or claims and all additional charges, interest, penalties and expenses, if any, and shall deliver to Lender evidence reasonably acceptable to Lender of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to such Borrower or the conditions set forth in this Section 5.2(b) are no longer met;
                                             --------------
and (v) Lender has not advised Borrowers in writing that Lender reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

     5.3    Books and Records.  Each Borrower shall keep adequate books and
            -----------------
records with respect to its business activities in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements attached as Disclosure
                                                             ----------
Schedule (3.4(a)).
------------------

     5.4    Insurance; Damage to or Destruction of Collateral.
            -------------------------------------------------

            (a) The Borrowers shall, at their sole cost and expense, maintain the policies of insurance as in effect on the date hereof or otherwise in form and amounts and with insurers reasonably acceptable to Lender. Such policies of insurance (or the loss payable and additional insured endorsements delivered to Lender) shall contain provisions pursuant to which the insurer agrees to provide 30 days prior written notice to Lender in the event of any non-renewal, cancellation or amendment of any such insurance policy. If any Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay all premiums relating thereto, Lender may at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto that Lender deems advisable. Lender shall have no obligation to obtain insurance for any Borrower or pay any premiums therefor. By doing so, Lender shall not be deemed to have waived any Default or Event of Default arising from any Borrower's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable attorneys'fees, court costs and other charges related thereto, shall be payable on demand by Borrowers to Lender and shall be additional Obligations hereunder secured by the Collateral.

            (b) Each Borrower shall deliver to Lender, in form and substance reasonably satisfactory to Lender, endorsements to (i) all "All Risk" and business interruption insurance naming Lender as loss payee, and (ii) all general liability and other liability policies naming Lender as additional insured. Each Borrower irrevocably makes, constitutes and appoints Lender (and all officers, employees or agents designated by Lender), so long as any Default or Event of Default has occurred and is continuing, as such Borrower's true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under such "All Risk" policies of insurance, endorsing the name of such Borrower on any check or other item of payment for the proceeds of such "All Risk" policies of insurance and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Lender shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of-attorney. Borrower Representative shall promptly notify Lender of any loss, damage, or destruction to the Collateral in the amount of $500,000 or more, whether or not covered by insurance. After deducting from such proceeds the expenses, if any, incurred by Lender in the collection or handling thereof, if permitted hereunder, Lender may, at its option, permit or require the applicable Borrower to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.

     5.5    Compliance with Laws. Each Borrower shall comply with all federal,
            --------------------
state, local and foreign laws and regulations applicable to it, including those relating to ERISA and labor matters and Environmental Laws and Environmental Permits, except to the extent that the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     5.6    Supplemental Disclosure.  From time to time as may be reasonably
            -----------------------
requested by Lender (which request will not be made more frequently than once each year absent the occurrence and continuance of a Default or an Event of Default), the Borrowers shall supplement each Disclosure Schedule hereto, or any representation herein or in any other Loan Document, with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Disclosure Schedule or as an exception to such representation or that is necessary to correct any information in such Disclosure Schedule or representation which has been rendered inaccurate thereby (and, in the case of any supplements to any Disclosure Schedule, such Disclosure Schedule shall be appropriately marked to show the changes made therein); provided that (a) no
                                                        --------
such supplement to any such Disclosure Schedule or representation shall amend, supplement or otherwise modify any Disclosure Schedule or representation, or be or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by Lender in writing, and (b) no supplement shall be required or permitted as to representations and warranties that relate solely to the Closing Date.

     5.7    Intellectual Property.  Each Borrower will conduct its business and
            ---------------------
affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect.

     5.8    Environmental Matters.  Each Borrower shall and shall cause each
            ---------------------
Person within its control to: (a) conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws and Environmental Permits other than noncompliance that could not reasonably be expected to have a Material Adverse Effect; (b) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Estate; (c) notify Lender promptly after such Borrower becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Estate that is reasonably likely to result in Environmental Liabilities in excess of $25,000.00; and (d) promptly forward to Lender a copy of any order, notice, request for information or any communication or report received by such Borrower in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $1,000,000.00, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If Lender at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Borrower or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, that, in each case, could reasonably be expected to have a Material Adverse Effect, then each Borrower shall, upon Lender's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrowers'expense, as Lender may from time to time reasonably request, which shall be conducted by reputable environmental consulting firms reasonably acceptable to Lender and shall be in form and substance reasonably acceptable to Lender, and (ii) permit Lender or its representatives to have access to all Real Estate for the purpose of conducting such environmental audits and testing as Lender reasonably deems appropriate, including subsurface sampling of soil and groundwater. Borrowers shall reimburse Lender for the costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

     5.9    Landlords'Agreements, Mortgagee Agreements, Bailee Letters and Real
            -------------------------------------------------------------------
Estate Purchases.  As requested by Lender, each Borrower shall obtain a
----------------
landlord's agreement, mortgagee agreement or bailee letter, as applicable, from the lessor of each leased property, mortgagee of owned property or bailee with respect to any warehouse, processor or converter facility or other location where Collateral with a net book value in excess of $500,000.00, is stored or located, which agreement or letter shall contain a waiver or subordination of all Liens or claims that the landlord, mortgagee or bailee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to Lender. With respect to such locations or warehouse space leased or owned as of the Closing Date and thereafter, if Lender has not received a landlord or mortgagee agreement or bailee letter as of the Closing Date (or, if later, as of the date such location is acquired or leased), the Borrowing Availability may be subject to such Reserves as may be established by Lender in its reasonable credit judgment. After the Closing Date, no real property or warehouse space shall be leased by any Borrower and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date without the prior written consent of Lender (which consent, in Lender's discretion, may be conditioned upon the establishment of Reserves acceptable to Lender) or, unless and until a reasonably satisfactory landlord agreement or bailee letter, as appropriate, shall first have been obtained with respect to such location. Each Borrower shall timely and fully pay and perform its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located.

     5.10   [Intentionally Reserved]

     5.11   Further Assurances.  Each Borrower executing this Agreement agrees
            ------------------
that it shall and shall cause each other Borrower to, at such Borrower's expense and upon request of Lender, duly execute and deliver, or cause to be duly executed and delivered, to Lender such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Lender to carry out more effectively the provisions and purposes of this Agreement or any other Loan Document.

6.   NEGATIVE COVENANTS

     Each Borrower executing this Agreement jointly and severally agrees as to all Borrowers that from and after the date hereof until the Termination Date:

     6.1    Mergers, Subsidiaries, Etc.  No Borrower shall directly or
            --------------------------
indirectly, by operation of law or otherwise, (a) acquire any Subsidiary, or
(b) merge with, consolidate with, acquire all or substantially all of the assets or Stock of, or otherwise combine with or acquire, any Person. Notwithstanding the foregoing, any Borrower may acquire all or substantially all of the assets or Stock of any Person (the "Target") (in each case, if the
                                               ------
following conditions are satisfied, a "Permitted Acquisition") subject to the
                                       ---------------------
satisfaction of each of the following conditions:

                  (i) Lender shall receive at least three (3) Business Days'prior written notice of such proposed Permitted Acquisition;

                  (ii) such Permitted Acquisition shall only involve assets located in the United States or Canada and comprising a business, or those assets of a business, of the type engaged in by Borrowers as of the Closing Date or a business reasonably related thereto, and which business would not subject Lender to regulatory or third party approvals in connection with the exercise of its rights and remedies under this Agreement or any other Loan Documents other than approvals applicable to the exercise of such rights and remedies with respect to Borrowers prior to such Permitted Acquisition;

                  (iii) such Permitted Acquisition shall be consensual and shall have been approved by the Target's board of directors;

                  (iv) no additional Indebtedness, Guaranteed Indebtedness, contingent obligations or other liabilities shall be incurred, assumed or otherwise be reflected on a consolidated balance sheet of Borrowers and Target after giving effect to such Permitted Acquisition, except (A) Loans made hereunder and (B) ordinary course trade payables, accrued expenses and unsecured Indebtedness of the Target to the extent no Default or Event of Default has occurred and is continuing or would result after giving effect to such Permitted Acquisition;

                  (v) the sum of all amounts payable in connection with all Permitted Acquisitions (including all transaction costs and all Indebtedness, liabilities and contingent obligations incurred or assumed in connection therewith or otherwise reflected in a consolidated balance sheet of Borrowers and Target) shall not exceed $20,000,000 during any Fiscal Year;

                  (vi) the business and assets acquired in such Permitted Acquisition shall be free and clear of all Liens (other than Permitted Encumbrances);

                  (vii) at or promptly after the closing of any Permitted Acquisition, Lender will be granted a first priority perfected Lien (subject to Permitted Encumbrances) in all assets acquired pursuant thereto or in the assets and Stock of the Target, and Borrowers and the Target shall have executed such documents and taken such actions as may be required by Lender in connection therewith;

                  (viii) Borrowers shall have delivered to Lender, in form and substance reasonably satisfactory to Lender, financial information related to the acquisition:

                  (ix) at the request of Lender, InterCept shall provide, in form and substance reasonably satisfactory to Lender, copies of the acquisition agreement and related agreements and instruments, and all opinions, certificates, lien search results and other documents reasonably requested by Lender;

                  (x) at the time of such Permitted Acquisition and after giving effect thereto, no Default or Event of Default has occurred and is continuing; and

                  (xi) on or prior to the date of such Permitted Acquisition, in the case of any Permitted Acquisition, the consideration for which equals or exceeds $10,000,000, Lender shall have consented in writing to such Permitted Acquisition.

     6.2    Investments; Loans and Advances.  Except as otherwise expressly
            -------------------------------
permitted by this Section 6, no Borrower shall make or permit to exist any
                  ---------
investment in, or make, accrue or permit to exist loans or advances of money to, any Person other than a Borrower, through the direct or indirect lending of money, holding of securities or otherwise, except that: (a) Borrowers may hold investments comprised of notes payable, or stock or other securities issued by Account Debtors to any Borrower pursuant to negotiated agreements with respect to settlement of such Account Debtor's Accounts in the ordinary course of business, so long as the aggregate amount of such Accounts so settled by Borrowers does not exceed $1,000,000.00; (b) each Borrower may maintain its existing investments in its Subsidiaries as of the Closing Date and make new investments in its Subsidiaries as of the Closing Date and in newly formed Subsidiaries that become Borrowers under this Agreement; (c) so long as Lender has not delivered an Activation Notice, no Default or Event of Default has occurred and is continuing and there is no outstanding Revolving Loan balance, Borrowers may make investments, in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one year from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $300,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits
                                           ------------
maturing no more than 30 days from the date of creation thereof with A Rated Banks and (v) mutual funds that invest solely in one or more of the investments described in clauses (i) through (iv) above, and (d) other investments not exceeding $100,000 in the aggregate at any time outstanding.

     6.3    Indebtedness.
            ------------
            (a) No Borrower shall create, incur, assume or permit to exist any Indebtedness, except (without duplication) (i) Indebtedness secured by purchase money security interests and Capital Leases permitted in Section
                                                                  -------
6.7(c), (ii) the Loans and the other Obligations,
------

(iii) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law, (iv) existing Indebtedness described in Disclosure Schedule
                                                        -------------------
(6.3) and refinancings thereof or amendments or modifications thereto that do
-----
not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and that are otherwise on terms and conditions no less favorable to any Borrower, Lender or any Lender, as reasonably determined by Lender, than the terms of the Indebtedness being refinanced, amended or modified, (v) Indebtedness specifically permitted under
Section 6.1; (vi) Indebtedness specifically permitted under Section 6.17; and
-----------                                                 ------------
(vii) Indebtedness consisting of intercompany loans and advances made by any Borrower to any other Borrower.

            (b) No Borrower shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Sections 6.8(b) or (c); (iii) Indebtedness permitted by Section 6.3(a)(iv)
     ----------------------                                          ----------
upon any refinancing thereof in accordance with Section 6.3(a)(iv).
                                                ------------------

     6.4    Employee Loans and Affiliate Transactions.
            -----------------------------------------

            (a) Borrowers may use the proceeds of the Revolving Credit Advances for working capital in the ordinary course of their business, including without limitation, loans to Affiliates and other entities otherwise permitted pursuant to the terms hereof; provided, however, the aggregate of
                                        --------  -------
Revolving Credit Advances used for working capital purposes shall not exceed $15,000,000.00 at any one time; provided, further, however, that in the event
                                --------  -------  -------
the proceeds of the Revolving Credit Advances are used by Borrowers to make loans to Affiliates or other entities, such loans to Affiliates or such entities shall be made (i) pursuant to documents satisfactory to Lender in its reasonable discretion, which documents shall be collaterally assigned to Lender in a manner satisfactory to Lender in its reasonable discretion, and (ii) with the written consent of Lender thereto which shall not be unreasonably withheld. All such transactions existing as of the date hereof are described in Disclosure Schedule (6.4(a)).
----------------------------

            (b) No Borrower shall enter into any lending or borrowing transaction with any employees of any Borrower, except loans to its respective employees in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes and stock option financing up to a maximum of $100,000.00 to any employee and up to a maximum of $500,000.00 in the aggregate at any one time outstanding.

            (c)   [Intentionally Reserved]

     6.5    Capital Structure and Business.  No Borrower shall (a) make any
            ------------------------------
changes in any of its business objectives, purposes or operations that could reasonably be expected to adversely affect the repayment of the Loans or any of the other Obligations or could reasonably be expected to have or result in a Material Adverse Effect, (b) make any change in its capital structure as described in Disclosure Schedule (3.8), other than the issuance or sale of any
             ------------------------
shares of Stock, warrants or other securities convertible into Stock or (c) amend its charter or bylaws in a manner that would adversely affect Lender or such Borrower's duty or ability to repay the Obligations. No Borrower shall engage in any business other than the businesses currently engaged in by it or businesses reasonably related thereto.

     6.6    Guaranteed Indebtedness.  No Borrower shall create, incur, assume or
            -----------------------
permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Borrower, and (b) for Guaranteed Indebtedness incurred for the benefit of any other Borrower if the primary obligation is expressly permitted by this Agreement other than Indebtedness, if any, of a Target existing at the time such Target is acquired.

     6.7    Liens.  No Borrower shall create, incur, assume or permit to exist
            -----
any Lien on or with respect to its Accounts or any of its other properties or assets (whether now owned or hereafter acquired) except for (a) Permitted Encumbrances; (b) Liens in existence on the date hereof and summarized on Disclosure Schedule (6.7) securing the Indebtedness described on Disclosure
-------------------------                                        ----------
Schedule (6.3) and permitted refinancings, extensions and renewals thereof,
--------------
including extensions or renewals of any such Liens; provided that the principal
                                                    --------
amount of the Indebtedness so secured is not increased and the Lien does not attach to any other property; (c) Liens created after the date hereof by conditional sale or other title retention agreements (including Capital Leases) or in connection with purchase money Indebtedness with respect to Equipment and Fixtures acquired by any Borrower in the ordinary course of business, involving the incurrence of an aggregate amount of purchase money Indebtedness and Capital Lease Obligations of not more than $5,000,000.00 outstanding at any one time for all such Liens (provided that such Liens attach only to the assets
                         --------
subject to such purchase money debt and such Indebtedness is incurred within 20 days following such purchase and does not exceed 100% of the purchase price of the subject assets); and (d) other Liens securing Indebtedness not exceeding $5,000,000.00 in the aggregate at any time outstanding, so long as such Liens do not attach to any Accounts or Inventory. In addition, no Borrower shall become a party to any agreement, note, indenture or instrument, or take any other action, that would prohibit the creation of a Lien on any of its properties or other assets in favor of Lender as additional collateral for the Obligations, except operating leases, Capital Leases or Licenses which prohibit Liens upon the assets that are subject thereto.

     6.8    Sale of Stock and Assets.  No Borrower shall sell, transfer, convey,
            ------------------------
assign or otherwise dispose of any of its properties or other assets, including the Stock of any of its Subsidiaries (whether in a public or a private offering or otherwise) or any of its Accounts, other than (a) the sale of Inventory in the ordinary course of business, and (b) the sale, transfer, conveyance or other disposition by a Borrower of Equipment, Fixtures or Real Estate in the ordinary cause of business; and (c) other Equipment and Fixtures having a value not exceeding $500,000.00 in any single transaction or $1,000,000.00 in the aggregate in any Fiscal Year. With respect to any disposition of assets or other properties permitted pursuant to clauses (b) and (c) above, subject to
Section 1.3(b), Lender agrees on reasonable prior written notice to release its
--------------
Lien on such assets or other properties in order to permit the applicable Borrower to effect such disposition and shall execute and deliver to Borrowers, at Borrowers'expense, appropriate Uniform Commercial Code amendments, statements and other releases as reasonably requested by Borrowers.

     6.9    ERISA.  No Borrower shall, or shall cause or permit any ERISA
            -----
Affiliate to, cause or permit to occur an event that could result in the imposition of a Lien under Section 412 of the IRC or Section 302 or 4068 of ERISA or cause or permit to occur an ERISA Event to the extent such ERISA Event could reasonably be expected to have a Material Adverse Effect.

     6.10    Financial Covenants.  Borrowers shall not breach or fail to comply
             -------------------
with any of the Financial Covenants set forth in Annex G hereto.
                                                 -------

     6.11   Hazardous Materials.  No Borrower shall cause or permit a Release of
            -------------------
any Hazardous Material on, at, in, under, above, to, from or about any of the Real Estate where such Release would (a) violate in any respect, or form the basis for any Environmental Liabilities under, any Environmental Laws or Environmental Permits or (b) otherwise adversely impact the value or marketability of any of the Real Estate or any of the Collateral, other than such violations or Environmental Liabilities that could not reasonably be expected to have a Material Adverse Effect.

     6.12   Sale-Leasebacks.  No Borrower shall engage in any sale-leaseback,
            ---------------
synthetic lease or similar transaction involving any of its assets.

     6.13   Cancellation of Indebtedness.  No Borrower shall cancel any claim or
            ----------------------------
debt owing to it, except for reasonable consideration negotiated on an arm's length basis and in the ordinary course of its business consistent with past practices.

     6.14   Restricted Payments.  No Borrower shall make any Restricted Payment,
            -------------------
except (a) intercompany loans and advances between Borrowers to the extent permitted by Section 6.3, (b) dividends and distributions by Subsidiaries of
             -----------
any Borrower paid to such Borrower, and (c) employee loans permitted under
Section 6.4(b), provided, that no Default or Event of Default has occurred and
--------------  --------
is continuing or would result after giving effect to any Restricted Payment.

     6.15   Change of Corporate Name or Location; Change of Fiscal Year.  No
            -----------------------------------------------------------
Borrower shall (a) change its name as it appears in official filings in the state of its incorporation or other organization, (b) change its chief executive office, principal place of business, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral, (c) change the type of entity that it is,
(d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case without at least 30 days prior written notice to Lender and after Lender's written acknowledgment that any reasonable action requested by Lender in connection therewith, including to continue the perfection of any Liens in favor of Lender, in any Collateral, has been completed or taken, and provided that any such new location shall be in
                             --------
the continental United States. Without limiting the foregoing, no Borrower shall change its name, identity or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code except upon prior written notice to Lender and after Lender's written acknowledgment that any reasonable action requested by Lender in connection therewith, including to continue the perfection of any Liens in favor of Lender, in any Collateral, has been completed or taken. No Borrower shall change its Fiscal Year.

     6.16   No Impairment of Intercompany Transfers.  No Borrower shall
            ---------------------------------------
directly or indirectly enter into or become bound by any agreement, instrument, indenture or other obligation (other than this Agreement and the other Loan Documents) that could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a Subsidiary of any Borrower to any Borrower or between Borrowers.

     6.17   No Speculative Transactions.  No Borrower shall engage in any
            ---------------------------
transaction involving commodity options, futures contracts or similar transactions, except solely to hedge against fluctuations in the prices of commodities owned or purchased by it and the values of foreign currencies receivable or payable by it and interest swaps, caps or collars.

     6.18   Leases; Real Estate Purchases.  No Borrower shall enter into any
            -----------------------------
operating lease for Equipment or Real Estate, if the aggregate of all such operating lease payments payable in any year for all Borrowers on a consolidated basis would exceed $10,000,000.00. Except as permitted under
Section 6.1 in connection with a Permitted Acquisition, no Borrower shall
-----------
purchase a fee simple ownership interest in Real Estate with an aggregate purchase price in excess of $5,000,000.00.

     6.19    Negative Pledge.  No Borrower shall create or suffer to exist any
             ---------------
Lien other than Permitted Encumbrances on all or any portion of the Real Estate.

7.   TERM

     7.1    Termination.  The financing arrangements contemplated hereby shall
            -----------
be in effect until the Commitment Termination Date, and the Loans and all other Obligations shall be automatically due and payable in full on such date.

     7.2    Survival of Obligations Upon Termination of Financing Arrangements.
            ------------------------------------------------------------------
Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of the Borrowers or the rights of Lender relating to any unpaid portion of the Loans or any other Obligations, due or not due, liquidated, contingent or unliquidated, or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is required after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon the Borrowers, and all rights of Lender, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive any such termination or cancellation and shall continue in full force and effect until the Termination Date; provided, that the provisions of Section 11, the
                            --------                         ----------
payment obligations under Sections 1.15 and 1.16, and the indemnities contained
                          -------------     ----
in the Loan Documents shall survive the Termination Date.

8.   EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     8.1    Events of Default.  The occurrence of any one or more of the
            -----------------
following events (regardless of the reason therefor) shall constitute an "Event
                                                                          -----
of Default" hereunder:
----------

            (a) Any Borrower (i) fails to make any payment of principal of, or interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable, or (ii) fails to pay or reimburse Lender for any expense reimbursable hereunder or under any other Loan Document within 10 days following Lender's demand for such reimbursement or payment of expenses.

            (b) Any Borrower fails or neglects to perform, keep or observe any of the provisions of Sections 1.4, 1.8, 5.4(a) or 6, or any of the
                         ------------------------------
provisions set forth in Annexes C or G, respectively.
                        --------------

            (c) Any Borrower fails or neglects to perform, keep or observe any of the provisions of Section 4 or any provisions set forth in Annexes E or
                         ---------                                ------------
F, respectively, and the same shall remain unremedied for 15 days or more.
-

            (d) Any Borrower fails or neglects to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this
Section 8.1) and the same shall remain unremedied for 20 days or more.
-----------

            (e) A default or breach occurs under any other agreement, document or instrument to which any Borrower is a party that is not cured within any applicable grace period therefor, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness or Guaranteed Indebtedness (other than the Obligations) of any Borrower in excess of $500,000 in the aggregate (including (x) undrawn committed or available amounts and (y) amounts owing to all creditors under any combined or syndicated credit arrangements), or (ii) causes, or permits any holder of such Indebtedness or Guaranteed Indebtedness or a trustee to cause, Indebtedness or Guaranteed Indebtedness or a portion thereof in excess of $500,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, or cash collateral in respect thereof to be demanded.

            (f) Any material information contained in, or any material representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate made or delivered to Lender by any Borrower is untrue or incorrect in any material respect as of the date when made or deemed made.

            (g) Assets of any Borrower with a fair market value of $25,000.00 or more are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any Borrower and such condition continues for 30 days or more.

            (h) A case or proceeding is commenced against any Borrower seeking a decree or order in respect of such Borrower (i) under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or for any substantial part of any such Borrower's assets, or (iii) ordering the winding-up or liquidation of the affairs of such Borrower, and such case or proceeding shall remain undismissed or unstayed for 60 days or more or a decree or order granting the relief sought in such case or proceeding shall be entered by a court of competent jurisdiction.

            (i) Any Borrower (i) files a petition seeking relief under the Bankruptcy Code, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consents to or fails to contest in a timely and appropriate manner the institution of proceedings thereunder or the filing of any such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for such Borrower or for any substantial part of any such Borrower's assets,
(iii) makes an assignment for the benefit of creditors, (iv) takes any action in furtherance of any of the foregoing; or (v) admits in writing its inability to, or is generally unable to, pay its debts as such debts become due.

            (j) A final judgment or judgments for the payment of money in excess of $250,000 in the aggregate at any time are outstanding against one or more of the Borrowers and the same are not, within 30 days after the entry thereof, discharged or execution thereof stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay.

            (k) Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Borrower shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any Lien created under any Loan Document ceases to be a valid and perfected first priority Lien (except as otherwise permitted herein or therein) in any of the Collateral purported to be covered thereby, provided in any such case that the Collateral at issue is material to the business of the applicable Borrower.

            (l)   Any Change of Control occurs.

            (m) Any event occurs, whether or not insured or insurable, as a result of which revenue-producing activities cease or are substantially curtailed at any facility of Borrowers generating more than 10% of Borrowers' consolidated revenues for the Fiscal Year preceding such event and such cessation or curtailment continues for more than 20 days, provided that Borrowers may consolidate facilities or operations and replace or relocate facilities or operations, in each case in the ordinary course of their businesses.

     8.2    Remedies.
            --------

            (a) If any Default or Event of Default has occurred and is continuing, Lender may, without notice, suspend the Revolving Loan facility with respect to additional Advances, whereupon any additional Advances shall be made or incurred in Lender's sole discretion so long as such Default or Event of Default is continuing. If any Default or Event of Default has occurred and is continuing, Lender may, without notice except as otherwise expressly provided herein, increase the rate of interest applicable to the Loans to the Default Rate.

            (b) If any Event of Default has occurred and is continuing, Lender may, without notice: (i) terminate the Revolving Loan facility with respect to further Advances; (ii) declare all or any portion of the Obligations, including all or any portion of any Loan to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrowers; or (iii) exercise any rights and remedies provided to Lender under the Loan Documents or at law or equity, including all remedies provided under the Code; provided, that upon the
                                                        --------
occurrence of an Event of Default specified in Sections 8.1(h) or (i), the
                                               ----------------------
Revolving Loan facility shall be immediately terminated and all of the Obligations, including the aggregate Revolving Loan, shall become immediately due and payable without declaration, notice or demand by any Person.

     8.3    Waivers by Borrowers.  Except as otherwise provided for in this
            --------------------
Agreement or by applicable law, each Borrower waives (including for purposes of
Section 12): (a) presentment, demand and protest and notice of presentment,
----------
dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which any Borrower may in any way be liable, and hereby ratifies and confirms whatever Lender may do in this regard and (b) the benefit of all valuation, appraisal, marshaling and exemption laws.

9.   [INTENTIONALLY RESERVED]

10.  SUCCESSORS AND ASSIGNS

     This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of each Borrower, Lender and their respective successors and assigns (including, in the case of any Borrower, a debtor-in-possession on behalf of such Borrower), except as otherwise provided herein or therein. No Borrower may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Lender. Any such purported assignment, transfer, hypothecation or other conveyance by any Borrower without the prior express written consent of Lender shall be void. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of each Borrower and Lender with respect to the transactions contemplated hereby and no Person shall be a third party beneficiary of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11.  MISCELLANEOUS

     11.1   Complete Agreement; Modification of Agreement.  The Loan Documents
            ----------------------------------------------
constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2. Any letter of interest, commitment letter, or
             ------------
confidentiality agreement, if any, between any Borrower and

Lender or any of their respective Affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be superseded by this Agreement.

     11.2   Amendments and Waivers (a) Except for actions expressly permitted
            ----------------------
to be taken by Lender, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Borrowers.

            (b) Upon payment in full in cash and performance of all of the Obligations (other than indemnification Obligations), termination of the Commitments and a release of all claims against Lender, and so long as no suits, actions, proceedings or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are Indemnified Liabilities, Lender shall deliver to Borrowers amendment statements, and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

     11.3   Fees and Expenses.  Borrowers shall reimburse Lender for all fees,
            -----------------
costs and expenses (including the reasonable fees and expenses of all of its counsel, advisors, consultants and auditors) actually incurred in connection with the negotiation and preparation of the Loan Documents and actually incurred in connection with:

            (a) the forwarding to Borrowers or any other Person on behalf of Borrowers by Lender of the proceeds of any Loan (including a wire transfer fee of $15 per wire transfer);

            (b) any amendment, modification or waiver of, consent with respect to, or termination of, any of the Loan Documents or advice in connection with the syndication and administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

            (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender any Borrower or any other Person and whether as a party, witness or otherwise) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection herewith or therewith, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against any or all of the Borrowers or any other Person that may be obligated to Lender by virtue of the Loan Documents; including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that no Person shall be entitled to
                                  --------
reimbursement under this clause (c) in respect of any litigation, contest, dispute, suit, proceeding or action to the extent any of the foregoing results from such Person's gross negligence or willful misconduct;

            (d) any attempt to enforce any remedies of Lender against any or all of the Borrowers or any other Person that may be obligated to Lender by virtue of any of the Loan Documents, including any such attempt to enforce any such remedies in the course of any workout or restructuring of the Loans during the pendency of one or more Events of Default;

            (e) any workout or restructuring of the Loans during the pendency of one or more Events of Default; and

            (f) efforts to (i) monitor the Loans or any of the other Obligations, (ii) evaluate, observe or assess any of the Borrowers or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including, as to each of clauses (a) through (f) above, all reasonable attorneys'and other professional and service providers'fees arising from such services and other advice, assistance or other representation, including those in connection with any appellate proceedings, and all expenses, costs, charges and other fees incurred by such counsel and others in connection with or relating to any of the events or actions described in this Section 11.3, all of
                                                           -------------
which shall be payable, on demand, by Borrowers to Lender, provided that Lender expressly waives any statutory right to recover attorneys'fees calculated by reference to a percentage of the debt sought to be repaid. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

     11.4   No Waiver.  Lender's failure, at any time or times, to require
            ---------
strict performance by the Borrowers of any provision of this Agreement or any other Loan Document shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver of an Event of Default shall not suspend, waive or affect any other Event of Default whether the same is prior or subsequent thereto and whether the same or of a different type. Subject to the provisions of Section 11.2, none of the undertakings, agreements, warranties, covenants
   ------------
and representations of any Borrower contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Borrower shall be deemed to have been suspended or waived by Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Lender, and directed to Borrowers specifying such suspension or waiver.

     11.5   Remedies.  Lender's rights and remedies under this Agreement shall
            --------
be cumulative and nonexclusive of any other rights and remedies that Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     11.6   Severability.  Wherever possible, each provision of this Agreement
            ------------
and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement or such other Loan Document.

     11.7   Conflict of Terms.  Except as otherwise provided in this Agreement
            -----------------
or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.8   Confidentiality.  Lender agrees to use commercially reasonable
            ---------------
efforts (equivalent to the efforts Lender applies to maintaining the confidentiality of its own confidential information) to maintain as confidential all confidential information provided to it by the Borrowers and designated as confidential, and all information received by Lender or any agent of Lender pursuant to Section 11.4 or Section 4.2 hereof, for a period of 2 years following receipt thereof, except that Lender may disclose such information (a) to Persons employed or engaged by Lender; (b) to any bona fide assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 11.8 (and any such bona fide
                                           ------------
assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a)
                                                                   ----------
above); (c) as required or requested by any Governmental Authority or reasonably believed by Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of Lender's counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any Litigation to which Lender is a party; or (f) that ceases to be confidential through no fault of Lender.

     11.9   GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE
            -------------
LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION,
VALIDITY AND PERFORMANCE, THE LOAN DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS
OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT
STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CITY OF ATLANTA, COUNTY OF FULTON, GEORGIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR
AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE BORROWERS AND LENDER
PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY
MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT LENDER AND THE BORROWERS ACKNOWLEDGE THAT ANY APPEALS
           --------
FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR
        -------- -------
OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT SUCH

BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.
----- --- ----------

     11.10  Notices.  Except as otherwise provided herein, whenever it is
            -------
provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and 5 Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section
                                                                      -------
11.10); (c) 1 Business Day after deposit with a reputable overnight courier
-----
with all charges prepaid or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated in Annex I or to such other address (or
                                         -------
facsimile number) as may be substituted by notice given as herein provided.
The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower Representative or Lender) designated in Annex I to receive copies shall in no way adversely affect the
              -------
effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     11.11  Section Titles.  The Section titles and Table of Contents contained
            --------------
in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     11.12  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which shall collectively and separately constitute one agreement.

     11.13  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
            --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG LENDER, LENDERS AND ANY BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

     11.14  Press Releases and Related Matters.  Each Borrower executing this
            ----------------------------------
Agreement agrees that it will not in the future issue any press releases or other public disclosure using the name of Lender or its affiliates or referring to this Agreement or the other Loan Documents without at least 2 Business Days'prior notice to Lender and without the prior written consent of Lender unless (and only to the extent that) such Borrower is required to do so under law. Each Borrower consents to the publication by Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. Lender reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

     11.15  Reinstatement.  This Agreement shall remain in full force and
            -------------
effect and continue to be effective should any petition be filed by or against any Borrower for liquidation or reorganization, should any Borrower become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Borrower's assets, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     11.16  Advice of Counsel.  Each of the parties represents to each other
            -----------------
party hereto that it has discussed this Agreement and, specifically, the provisions of Sections 11.9 and 11.13, with its counsel.
              -------------     -----

     11.17  No Strict Construction.  The parties hereto have participated
            ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

12.  CROSS-GUARANTY

     12.1   Cross-Guaranty.  Each Borrower hereby agrees that such Borrower is
            --------------
jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Lender and its successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Lender by each other Borrower. Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 12 shall not be discharged until payment and
                       ----------
performance, in full, of the Obligations has occurred, and that its obligations under this Section 12 shall be absolute and unconditional, irrespective of, and
           ----------
unaffected by,

            (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

            (b) the absence of any action to enforce this Agreement (including this Section 12) or any other Loan Document or the waiver or consent
                ----------
by Lender with respect to any of the provisions thereof;

            (c) the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Lender in respect thereof (including the release of any such security);

            (d)   the insolvency of any Borrower; or

            (e) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

     12.2   Waivers by Borrowers.  Each Borrower expressly waives all rights it
            --------------------
may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Lender to marshall assets or to proceed in respect of the Obligations guaranteed hereunder against any other Borrower, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower and Lender that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section
                                                                      -------
12 and such waivers, Lender would decline to enter into this Agreement.
--

     12.3   Benefit of Guaranty.  Each Borrower agrees that the provisions of
            -------------------
this Section 12 are for the benefit of Lender and its successors, transferees,
     ----------
endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Lender, the obligations of such other Borrower under the Loan Documents.

     12.4   Subordination of Subrogation, Etc.  Notwithstanding anything to the
            ---------------------------------

contrary in this Agreement or in any other Loan Document, and except as set forth in Section 12.7, each Borrower hereby expressly and irrevocably
         ------------
subordinates to payment of the Obligations any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor until the Obligations are indefeasibly paid in full in cash. Each Borrower acknowledges and agrees that this subordination is intended to benefit Lender and shall not limit or otherwise affect such Borrower's liability hereunder or the enforceability of this
Section 12, and that Lender and its successors and assigns are intended third
----------
party beneficiaries of the waivers and agreements set forth in this Section
                                                                    -------
12.4.
-----

     12.5   Election of Remedies.  If Lender may, under applicable law, proceed
            --------------------
to realize its benefits under any of the Loan Documents giving Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 12.
                                                                   ----------
Any election of remedies that results in the denial or impairment of the right of Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower's obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Loan Documents, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations.

     12.6   Limitation.  Notwithstanding any provision herein contained to the
            ----------
contrary, each Borrower's liability under this Section 12 (which liability is
                                               ----------
in any event in addition to amounts for which such Borrower is primarily liable under Section 1) shall be limited to an amount not to exceed as of any date of
      ---------
determination the greater of:

            (a) the net amount of all Loans advanced to any other Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower; and

            (b) the amount that could be claimed by Lender from such Borrower under this Section 12 without rendering such claim voidable or avoidable under
           ----------
Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Borrower's right of contribution and indemnification from each other Borrower under Section 12.7.
      ------------

     12.7   Contribution with Respect to Guaranty Obligations.
            -------------------------------------------------

            (a) To the extent that any Borrower shall make a payment under this Section 12 of all or any of the Obligations (other than Loans made to that
     ----------
Borrower for which it is primarily liable) (a "Guarantor Payment") that, taking
                                               -----------------
into account all other Guarantor Payments then previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Revolving Loan and this Agreement, such Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

            (b)   As of any date of determination, the "Allocable Amount" of
                                                        ----------------
any Borrower shall be equal to the maximum amount of the claim that could then be recovered from such

Borrower under this Section 12 without rendering such claim voidable or
                    ----------
avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

            (c)   This Section 12.7 is intended only to define the relative
                       ------------
rights of Borrowers and nothing set forth in this Section 12.7 is intended to
                                                  ------------
or shall impair the obligations of Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 12.1. Nothing contained in this
                                       ------------
Section 12.7 shall limit the liability of any Borrower to pay the Loans made
------------
directly or indirectly to that Borrower and accrued interest, Fees and expenses with respect thereto for which such Borrower shall be primarily liable.

            (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Borrower to which such contribution and indemnification is owing.

            (e) The rights of the indemnifying Borrowers against other Borrowers under this Section 12.7 shall be exercisable upon the full and
                     ------------
indefeasible payment of the Obligations and the termination of the Commitments.

     12.8   Liability Cumulative.  The liability of Borrowers under this
            --------------------
Section 12 is in addition to and shall be cumulative with all liabilities of
----------
each Borrower to Lender under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any Obligations or obligation of the other Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                            Borrowers:
                                            ---------

Attest:                                     THE INTERCEPT GROUP, INC.

  /s/ Scott R. Meyerhoff                    By:  /s/ John W. Collins
-------------------------------------          ---------------------------------
                       Secretary            Title  Chairman & CEO
                                                 -------------------------------
             [CORPORATE SEAL]

Attest:                                     INTERCEPT COMMUNICATIONS
                                            TECHNOLOGIES, INC.

                                            By:  /s/ Scott R. Meyerhoff
-------------------------------------          ---------------------------------
                       Secretary            Title:  CFO, Treasurer and Secretary
                                                  ------------------------------

             [CORPORATE SEAL]

                                            SBS DATA SERVICES, INC.
Attest:

                                            By:  /s/ Scott R. Meyerhoff
-------------------------------------          ---------------------------------
                       Secretary            Title:  CFO, Treasurer and Secretary
                                                  ------------------------------

             [CORPORATE SEAL]

                                            C-TEQ, INC.
Attest:

                                            By:  /s/ Scott R. Meyerhoff
-------------------------------------          ---------------------------------
                       Secretary            Title:  CFO, Treasurer and Secretary
                                                  ------------------------------

             [CORPORATE SEAL]

                                            DPSC ACQUISITION CORP.
Attest:

                                            By:  /s/ Scott R. Meyerhoff
-------------------------------------          ---------------------------------
                       Secretary            Title:  CFO, Treasurer and Secretary
                                                  ------------------------------

             [CORPORATE SEAL]

                                            ICPT ACQUISITION I, LLC
Attest:                                     By:  The InterCept Group,
                                            Inc., sole member and manager

/s/ Jonathan R. Coe                         By:/s/ Scott R. Meyerhoff    (Seal)
-------------------------------------          --------------------------
Witness                                     Title:  SVP, CFO
                                                  -----------------------

                                            INTERCEPT SERVICES, LLC

  /s/ Jonathan R. Coe                       By:/s/ Scott R. Meyerhoff    (Seal)
-------------------------------------          --------------------------
Witness                                        Name:  Scott R. Meyerhoff
                                               Title: Chief Financial Officer

                                            INTERCEPT TX I, LLC

/s/ Jonathan R. Coe                         By:   /s/ Scott R. Meyerhoff  (Seal)
-------------------------------------          ---------------------------
Witness                                           Name:  Scott R. Meyerhoff
                                                  Title: Chief Financial Officer

                                            INTERCEPT OUTPUT SOLUTIONS, LP
                                            By:   InterCept TX I, LLC,
                                                  its general partner

/s/ Jonathan R. Coe                         By:   /s/ Scott R. Meyerhoff  (Seal)
-------------------------------------          ---------------------------
Witness                                           Name:  Scott R. Meyerhoff
                                                  Title: Chief Financial Officer

                                            INTERCEPT SUPPLY, LP
                                            By:  InterCept TX I, LLC,
                                                 its general partner

/s/ Jonathan R. Coe                         By:  /s/ Scott R. Meyerhoff  (Seal)
-------------------------------------          --------------------------
Witness                                          Name:  Scott R. Meyerhoff
Title: Chief Financial Officer

                                            Lender:
                                            ------

                                            FIRST UNION NATIONAL BANK

                                            By:   /s/ Jim Ulmer
                                               ------------------------
                                            Title:  Vice President

                               ANNEX A (Recitals)
                                        --------
                                       to
                                CREDIT AGREEMENT
                                ----------------

                                  DEFINITIONS
                                  -----------

     Capitalized terms used in the Loan Documents shall have (unless otherwise provided elsewhere in the Loan Documents) the following respective meanings, and all references to Sections, Exhibits, Schedules or Annexes in the following definitions shall refer to Sections, Exhibits, Schedules or Annexes of or to the Agreement:

     "Account Debtor" means any Person who may become obligated to any Borrower
      --------------
under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

     "Accounting Changes" has the meaning ascribed thereto in Annex G.
      ------------------                                      -------

     "Accounts" means all "accounts," as such term is defined in the Code, now
      --------
owned or hereafter acquired by any Borrower, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Borrower's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Borrower's rights to any goods represented by any of the foregoing (including unpaid sellers'rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Borrower for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Borrower or in connection with any other transaction (whether or not yet earned by performance on the part of such Borrower), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

     "Advance" means any Revolving Credit Advance.
      -------

     "Affiliate" means, with respect to any Person, (a) each Person that,
     ----------
directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 10% or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, and (c)
--------
each of such Person's executive officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall
                                                -------
mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise; provided, however, that the term
                                             --------  -------
"Affiliate" shall specifically exclude Lender, ProImage, Inc., Netzee, Inc. and
 ---------
any other entity
having one or more directors (or persons having a comparable role) in common with InterCept unless such entity is a subsidiary.

     "Agreement" means the Amended and Restated Credit Agreement by and among
      ---------
Borrowers, the other Borrowers party hereto, and Lender, as the same may be amended, supplemented, restated or otherwise modified from time to time.

     "Appendices" has the meaning ascribed to it in the recitals to the
      ----------
Agreement.

     "Applicable Margin" means the percentage per annum set forth in Section
      -----------------
1.5 hereof.

     "Bankruptcy Code" means the provisions of Title 11 of the United States
      ---------------
Code, 11 U.S.C. [sec][sec]101 et seq.
                              ------

     "Borrower Representative" means InterCept, in its capacity as Borrower
      -----------------------
Representative pursuant to the provisions of Section 1.1(d).
                                             --------------
     "Borrowers" and "Borrower" have the respective meanings ascribed thereto
      ---------       --------
in the preamble to the Agreement.

     "Borrowing Availability" means as of any date of determination the Maximum
      ---------------------
Amount less the sum of the aggregate Revolving Loan then outstanding.
       ----

     "Business Day" means any day that is not a Saturday, a Sunday or a day on
      ------------
which banks are required or permitted to be closed in the State of Georgia.

     "Capital Expenditures" means, with respect to any Person, all expenditures
      --------------------
(by the expenditure of cash or the incurrence of Indebtedness), including, without limitation, expenditures in connection with Permitted Acquisitions, by such Person during any measuring period for any fixed assets or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP.

     "Capital Lease" means, with respect to any Person, any lease of any
      -------------
property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, would be required to be classified and accounted for as a capital lease on a balance sheet of such Person.

     "Capital Lease Obligation" means, with respect to any Capital Lease of any
      ------------------------
Person, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease.

     "Cash Collateral Account" has the meaning ascribed to it Annex B.
      -----------------------                                 -------

     "Cash Equivalents" has the meaning ascribed to it in Annex B.
      ----------------                                    -------

     "Change of Control" means any of the following:  (a) any person or group
      -----------------
of persons (within the meaning of the Securities Exchange Act of 1934,) shall have acquired in a single transaction or series of related transactions beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934,) of 40% or more of the issued and outstanding shares of capital Stock of InterCept having the right to vote for the election of directors of InterCept under ordinary circumstances; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of InterCept (together with any new directors whose election by the board of directors of InterCept or whose nomination for election by the Stockholders of InterCept was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; or (c) InterCept ceases to own and control all of the economic and voting rights associated with all of the outstanding capital Stock of any of its Subsidiaries.

     "Charges" means all federal, state, county, city, municipal, local,
      -------
foreign or other governmental taxes (including taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Borrower, (d) any Borrower's ownership or use of any properties or other assets, or (e) any other aspect of any Borrower's business.

     "Chattel Paper" means any "chattel paper," as such term is defined in the
      -------------
Code, including electronic chattel paper, now owned or hereafter acquired by any Borrower.

     "Closing Date" means December ____, 2001.
      ------------

     "Closing Checklist" means the schedule, including all appendices, exhibits
      -----------------
or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Annex D.
                                                                      -------

     "Code" means the Uniform Commercial Code as the same may, from time to
      ----
time, be enacted and in effect in the State of Georgia; provided, that to the
                                                        --------
extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory
        -------- -------
provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Georgia, the term "Code" shall mean the Uniform Commercial Code as
                                ----
enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "Collateral" means the property covered by the Security Agreement, and the
      ----------
other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Lender to secure the Obligations.

     "Collateral Documents" means the Security Agreement, the Pledge Agreement,
      --------------------
the Intercept Membership Interest Pledge Agreements, the Trademark Security Agreement, the Intercept Services Partnership Pledge Agreement and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

     "Collateral Reports" means the reports with respect to the Collateral
      ------------------
referred to in Annex F.
               -------

     "Commitment Termination Date" means the earliest of (a) June 1, 2004, (b)
      ---------------------------
the date of termination of Lender's obligations to make Advances or permit existing Loans to remain outstanding pursuant to Section 8.2(b), and (c) the
                                                 --------------
date of indefeasible prepayment in full by Borrowers of the Loans, and the permanent reduction of the Commitment to zero dollars ($0).

     "Commitment" means as to Lender the commitment of Fifty Million Dollars
      ----------
($50,000,000.00) on the Closing Date, as such Commitment may be reduced, amortized or adjusted from time to time in accordance with the Agreement.

     "Contracts" means all "contracts," as such term is defined in the Code,
      ---------
now owned or hereafter acquired by any Borrower, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Borrower may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

     "Copyright License" means any and all rights now owned or hereafter
      -----------------
acquired by any Borrower under any written agreement granting any right to use any Copyright or Copyright registration.

     "Copyright Security Agreements" means the Copyright Security Agreements
      -----------------------------
made in favor of Lender by each applicable Borrower, if any.

     "Copyrights" means all of the following now owned or hereafter adopted or
      ----------
acquired by any Borrower: (a) all copyrights and General Intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

     "Default" means any event that, with the passage of time or notice or
      -------
both, would, unless cured or waived, become an Event of Default.

     "Default Rate" has the meaning ascribed to it in Section 1.5(d).
      ------------                                    --------------

     "Deposit Accounts" means all "deposit accounts" as such term is defined in
      ----------------
the Code, now or hereafter held in the name of any Borrower.

     "Disclosure Schedules" means the Schedules prepared by Borrowers and
      --------------------
denominated as Disclosure Schedules (1.4) through (6.7) in the Index to the
                          ---------------         ----
Agreement.

     "Documents" means all "documents," as such term is defined in the Code,
      ---------
now owned or hereafter acquired by any Borrower, wherever located.

     "Dollars" or "$"  means lawful currency of the United States of America.
      -------      -

     "EBITDA" means, with respect to any Person for any fiscal period, without
      ------
duplication, an amount equal to earnings before interest, taxes, depreciation and amortization, as calculated in accordance with GAAP.

     "Environmental Laws" means all applicable federal, state, local and
      ------------------
foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. [sec][sec] 9601 et seq.) ("CERCLA"); the Hazardous Materials
                 ------     ------
Transportation Authorization Act of 1994 (49 U.S.C. [sec][sec] 5101 et
                                                                    --
seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
---
[sec][sec] 136 et seq.); the Solid Waste Disposal Act (42 U.S.C.
               ------
[sec][sec] 6901 et seq.); the Toxic Substance Control Act (15 U.S.C.
                ------
[sec][sec] 2601 et seq.); the Clean Air Act (42 U.S.C. [sec][sec] 7401
                ------
et seq.); the Federal Water Pollution Control Act (33 U.S.C. [sec][sec]
------
1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. [sec][sec]
     ------
651 et seq.); and the Safe Drinking Water Act (42 U.S.C. [sec][sec] 300(f)
    ------
et seq.), and any and all regulations promulgated thereunder, and all analogous
-------
state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

     "Environmental Liabilities" means, with respect to any Person, all
      -------------------------
liabilities, obligations, responsibilities, response, remedial and removal costs, investigation and feasibility study costs, capital costs, operation and maintenance costs, losses, damages, punitive damages, property damages, natural resource damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants), fines, penalties, sanctions and interest incurred as a result of or related to any claim, suit, action, investigation, proceeding or demand by any Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including any arising under or related to any Environmental Laws, Environmental Permits, or in connection with any Release or threatened Release or presence of a Hazardous Material whether on, at, in, under, from or about or in the vicinity of any real or personal property.

     "Environmental Permits" means all permits, licenses, authorizations,
      ---------------------
certificates, approvals or registrations required by any Governmental Authority under any Environmental Laws.

     "Equipment" means all "equipment," as such term is defined in the Code,
      ---------
now owned or hereafter acquired by any Borrower, wherever located and, in any event, including all such Borrower's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any regulations promulgated thereunder.

     "ERISA Affiliate" means, with respect to any Borrower, any trade or
      ---------------
business (whether or not incorporated) that, together with such Borrower, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or
(o) of the IRC.

     "ERISA Event" means, with respect to any Borrower or any ERISA Affiliate,
      -----------
(a) any event described in Section 4043(c) of ERISA with respect to a Title IV Plan; (b) the withdrawal of any Borrower or ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of any Borrower or any ERISA Affiliate from any Multiemployer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (f) the failure by any Borrower or ERISA Affiliate to make when due required contributions to a Multiemployer Plan or Title IV Plan unless such failure is cured within 30 days; (g) any other event or condition that might reasonably be expected to constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or for the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA or the reorganization or insolvency of a Multiemployer Plan under Section 4241 or 4245 of ERISA; or (i) the loss of a Qualified Plan's qualification or tax exempt status; or (j) the termination of a Plan described in Section 4064 of ERISA.

     "ESOP" means a Plan that is intended to satisfy the requirements of
      ----
Section 4975(e)(7) of the IRC.

     "Event of Default" has the meaning ascribed to it in Section 8.1.
      ----------------                                    -----------

     "Fair Labor Standards Act" means the Fair Labor Standards Act, 29 U.S.C.
      ------------------------
[sect.]201 et seq.
           ------

     "Federal Reserve Board" means the Board of Governors of the Federal
      ---------------------
Reserve System.

     "Fees" means any and all fees payable to Lender pursuant to the Agreement
      ----
or any of the other Loan Documents.

     "Financial Covenants" means the financial covenants set forth in Annex G.
      -------------------                                             -------

     "Financial Statements" means the consolidated and consolidating income
      --------------------
statements, statements of cash flows and balance sheets of Borrowers delivered in accordance with Section 3.4 and Annex E.
                   -----------     -------

     "Fiscal Month" means any of the monthly accounting periods of Borrowers.
      ------------

     "Fiscal Quarter" means any of the quarterly accounting periods of
      --------------
Borrowers ending on March 31, June 30, September 30 and December 31 of each year.

     "Fiscal Year" means any of the annual accounting periods of Borrowers
      -----------
ending on December 31 of each year.

     "Fixtures" means all "fixtures" as such term is defined in the Code, now
      --------
owned or hereafter acquired by any Borrower.

     "Funded Debt" means, with respect to any Person, without duplication, all
      -----------
Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness that by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrowers, the Obligations and, without duplication, Guaranteed Indebtedness consisting of guaranties of Funded Debt of other Persons.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America consistently applied, as such term is further defined in Annex G to
                                                                    -------
the Agreement.

     "General Intangibles" means all "general intangibles," as such term is
      -------------------
defined in the Code, now owned or hereafter acquired by any Borrower, including all right, title and interest that such Borrower may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Borrower or any computer bureau or service company from time to time acting for such Borrower.

     "Goods" means all "goods" as defined in the Code, now owned or hereafter
      -----
acquired by any Borrower, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

     "Governmental Authority" means any nation or government, any state or
      ----------------------
other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranteed Indebtedness" means as to any Person, any obligation of such
      -----------------------
Person guaranteeing, providing comfort or otherwise supporting any Indebtedness, lease, dividend, or other obligation ("primary obligation") of
                                                     ------------------
any other Person (the "primary obligor") in any manner, including any
                       ---------------
obligation or arrangement of such Person to (a) purchase or repurchase any such primary obligation, (b) advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (d) protect the beneficiary of such arrangement from loss (other than product warranties given in the ordinary course of business) or (e) indemnify the owner of such primary obligation against loss in respect thereof. The amount of any Guaranteed Indebtedness at any time shall be deemed to be an amount equal to the lesser at such time of
(x) the stated or determinable amount of the primary obligation in respect of which such Guaranteed Indebtedness is incurred and (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guaranteed Indebtedness, or, if not stated or determinable, the maximum reasonably anticipated liability (assuming full performance) in respect thereof.

     "Hazardous Material" means any substance, material or waste that is
      ------------------
regulated by, or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance that is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

     "Indebtedness" means, with respect to any Person, without duplication, (a)
      ------------
all indebtedness of such Person for borrowed money or for the deferred purchase price of property payment for which is deferred 6 months or more, but excluding obligations to trade creditors incurred in the ordinary course of business that are unsecured and not overdue by more than 6 months unless being contested in good faith, (b) all reimbursement and other obligations with respect to letters of credit, bankers'acceptances and surety bonds, whether or not matured, (c) all obligations evidenced by notes, bonds, debentures or similar instruments,
(d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations and the present value (discounted at the LIBOR Market Index Rate as in effect on the Closing Date) of future rental payments under all synthetic leases, (f) all obligations of such Person under commodity purchase or option agreements or other commodity price hedging arrangements, in each case whether contingent or matured, (g) all obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured, (h) all Indebtedness referred to above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, and (i) the Obligations.

     "Indemnified Liabilities" has the meaning ascribed to it in Section 1.13.
      -----------------------                                    ------------

     "Indemnified Person" has the meaning ascribed to in Section 1.13.
      ------------------                                 ------------

     "Instruments" means all "instruments," as such term is defined in the
      -----------
Code, now owned or hereafter acquired by any Borrower, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Intellectual Property" means any and all Licenses, Patents, Copyrights,
      ---------------------
Trademarks, and the goodwill associated with such Trademarks.

     "InterCept" shall have the meaning ascribed to such term in the preamble
      ---------
hereof.

     "InterCept Membership Pledge Agreements" means the (i) Membership Interest
      --------------------------------------
Pledge Agreement of even date herewith executed by InterCept in favor of Lender and (ii) Membership Interest Pledge Agreement of even date herewith, executed by ICPT Services, pledging all membership interests of their respective Subsidiaries.

     "InterCept Pledge Agreement" means the Pledge Agreement of even date
      --------------------------
herewith executed by InterCept in favor of Lender, pledging all Stock of its Subsidiaries, if any, and all Intercompany Notes owing to or held by it.

     "Intercompany Notes" has the meaning ascribed to it in Section 6.3.
      ------------------                                    -----------

     "Interest Payment Date" means, the first Business Day of each month to
      ---------------------
occur while such Loan is outstanding, provided, that, in addition to the
                                      --------
foregoing, each of (x) the date upon which the Commitment has been terminated and the Loans have been paid in full and (y) the Commitment Termination Date shall be deemed to be an "Interest Payment Date" with respect to any interest that has then accrued under the Agreement.

     "Inventory" means all "inventory," as such term is defined in the Code,
      ---------
now owned or hereafter acquired by any Borrower, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Borrower for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Borrower's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

     "Investment Property" means all "investment property" as such term is
      -------------------
defined in the Code now owned or hereafter acquired by any Borrower, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Borrower, including the rights of any Borrower to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Borrower; (iv) all commodity contracts of any Borrower; and (v) all commodity accounts held by any Borrower.

     "IRC" means the Internal Revenue Code of 1986 and all regulations
      ---
promulgated thereunder.

     "IRS" means the Internal Revenue Service.
      ---

     "Lender" means First Union National Bank and such term shall include any
      ------
assignee of such Lender.

     "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is
      -----------------------
defined in the Code, now owned or hereafter acquired by any Borrower, including rights to payment or performance under a letter of credit, whether or not such Borrower, as beneficiary, has demanded or is entitled to demand payment or performance.

     "LIBOR Market Index Rate" shall mean, for any day, the rate for 1 month
      -----------------------
U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from a recognized source or interbank quotation).

     "License" means any Copyright License, Patent License, Trademark License
      -------
or other license of rights or interests now held or hereafter acquired by any Borrower.

     "Lien" means any mortgage or deed of trust, pledge, hypothecation,
      ----
assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Litigation" has the meaning ascribed to it in Section 3.13.
      ----------                                    ------------

     "Loan Account" has the meaning ascribed to it in Section 1.12.
      ------------                                    ------------

     "Loan Documents" means the Agreement, the Note, the Collateral Documents,
      --------------
and all other agreements, instruments, documents and certificates identified in the Closing Checklist executed and delivered to, or in favor of, Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Borrower, or any employee of any Borrower, and delivered to Lender in connection with the Agreement or the transactions contemplated thereby. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to the Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

     "Loans" means the Revolving Loan Advances.
      -----

     "Margin Stock" has the meaning ascribed to in Section 3.10.
      ------------                                 ------------

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
business, assets, operations, prospects or financial or other condition of the Borrowers considered as a whole, (b) any Borrower's ability to pay any of the Loans or any of the other Obligations in accordance with the terms of the Agreement, (c) any material portion of the Collateral or Lender's Liens on the Collateral or the priority of such Liens, or (d) Lender's rights and remedies under the Agreement and the other Loan Documents.

     "Maximum Amount" means Fifty Million Dollars ($50,000,000).
      --------------

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA, and to which any Borrower or ERISA Affiliate is making, is obligated to make or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

     "Net Profit" means the excess of a Person's total revenues over its total
      ----------
expenses after giving effect to Taxes, as calculated in accordance with GAAP.

     "Net Worth" means, with respect to any Person as of any date of
      ---------
determination, the book value of the assets of such Person, minus the sum of
                                                            -----
(a) reserves applicable thereto, and (b) all of such Person's liabilities on a consolidated basis (including accrued and deferred income taxes), all as determined in accordance with GAAP.

     "Note" means the Revolving Note.
      ----

     "Notice of Revolving Credit Advance" has the meaning ascribed to it in
      ----------------------------------
Section 1.1(a).
--------------

     "Obligations" means all loans, advances, debts, liabilities and
      -----------
obligations for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or such amounts are liquidated or determinable) owing by any Borrower to Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest (including all interest that accrues after the commencement of any case or proceeding by or against any Borrower in bankruptcy, whether or not allowed in such case or proceeding), Fees, Charges, expenses, attorneys'fees and any other sum chargeable to any Borrower under the Agreement or any of the other Loan Documents.

     "Partnership Pledge Agreements" means the (i) Partnership Pledge Agreement
      -----------------------------
of even date herewith executed by InterCept Services in favor of Lender and
(ii) Partnership Pledge Agreement of even date herewith executed by ICPT TX in favor of Lender, pledging all partnership interests of its Subsidiaries.

     "Patent License" means rights under any written agreement now owned or
      --------------
hereafter acquired by any Borrower granting any right with respect to any invention on which a Patent is in existence.

     "Patent Security Agreements" means the Patent Security Agreements made in
      --------------------------
favor of Lender by each applicable Borrower.

     "Patents" means all of the following in which any Borrower now holds or
      -------
hereafter acquires any interest: (a) all letters patent of the United States or of any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or of any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State, or any other country, and (b) all reissues, continuations, continuations-in-part or extensions thereof.

     "PBGC" means the Pension Benefit Guaranty Corporation.
      ----

     "Pension Plan" means a Plan described in Section 3(2) of ERISA.
      ------------

     "Permitted Encumbrances" means the following encumbrances: (a) Liens for
      ----------------------
taxes or assessments or other governmental Charges not yet due and payable or which are being contested in accordance with Section 5.2(b); (b) pledges or
                                             -------------
deposits of money securing statutory obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation (excluding Liens under ERISA); (c) pledges or deposits of money securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which any Borrower is a party as lessee made in the ordinary course of business; (d) inchoate and unperfected workers', mechanics'or similar liens arising in the ordinary course of business, so long as such Liens attach only to Equipment, Fixtures and/or Real Estate; (e) carriers', warehousemen's, suppliers'or other similar possessory liens arising in the ordinary course of business and securing liabilities in an outstanding aggregate amount not in excess of $100,000.00 at any time, so long as such Liens attach only to Inventory; (f) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which any Borrower is a party; (g) any attachment or judgment lien not constituting an Event of Default under Section 8.1(j); (h)
                                                         --------------
zoning restrictions, easements, licenses, or other restrictions on the use of any Real Estate or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Estate; (i) presently existing or hereafter created Liens in favor of Lender; and (j) Liens expressly permitted under clauses (b)
                                                                  -----------
and (c) of Section 6.7 of the Agreement.
    ---

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Plan" means, at any time, an "employee benefit plan", as defined in
      ----
Section 3(3) of ERISA, that any Borrower or ERISA Affiliate maintains, contributes to or has an obligation to contribute to or has maintained, contributed to or had an obligation to contribute to at any time within the past 7 years on behalf of participants who are or were employed by any Borrower or ERISA Affiliate.

     "Pledge Agreement" means the InterCept Pledge Agreement.
      ----------------

     "Proceeds" means "proceeds," as such term is defined in the Code,
      --------
including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Borrower from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Borrower against third parties
(i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Borrower against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

     "Qualified Plan" means a Pension Plan that is intended to be tax-qualified
      --------------
under Section 401(a) of the IRC.

     "Real Estate" has the meaning ascribed to it in Section 3.6.
      -----------                                    -----------

     "Release" means any release, threatened release, spill, emission, leaking,
      -------
pumping, pouring, emitting, emptying, escape, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Material in the indoor or outdoor environment, including the movement of Hazardous Material through or in the air, soil, surface water, ground water or property.

     "Reserves" means reserves established by Lender from time to time against
      --------
or Borrowing Availability that Lender may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness shall be deemed to be a reasonable exercise of Lender's credit judgment.

     "Restricted Payment" means, with respect to any Borrower (a) the
      ------------------
declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of Stock; (b) any payment on account of the purchase, redemption, defeasance, sinking fund or other retirement of such Borrower's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; (c) (intentionally reserved) (d) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire Stock of such Borrower now or hereafter outstanding; (e) any payment of a claim for the rescission of the purchase or sale of, or for material damages arising from the purchase or sale of, any shares of such Borrower's Stock or of a claim for reimbursement, indemnification or contribution arising out of or related to any such claim for damages or rescission; (f) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Borrower other than payment of compensation and reimbursement of business expenses in the ordinary course of business to Stockholders who are employees of such Person; and (g) any payment of management fees (or other fees of a similar nature) by such Borrower to any Stockholder of such Borrower or its Affiliates.

     "Retiree Welfare Plan" means, at any time, a Welfare Plan that provides
      --------------------
for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

     "Revolving Credit Advance" has the meaning ascribed to it in Section
      ------------------------                                    -------
1.1(a)(i).
---------

     "Revolving Loan" means, at any time the aggregate amount of Revolving
      --------------
Credit Advances outstanding to Borrowers.

     "Revolving Note" has the meaning ascribed to it in Section 1.1(a)(ii).
      --------------                                    ------------------

     "Security Agreement" means the Security Agreement of even date herewith
      ------------------
entered into by and among Lender, and each Borrower that is a signatory thereto.

     "Software" means all "software" as such term is defined in the Code, now
      --------
owned or hereafter acquired by any Borrower, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

     "Solvent" means, with respect to any Person on a particular date, that on
      -------
such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person;
(b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and
(d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guaranties and pension plan liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably be expected to become an actual or matured liability.

     "Stock" means all shares, options, warrants, general or limited
      -----
partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

     "Stockholder" means, with respect to any Person, each holder of Stock of
      -----------
such Person.

     "Subsidiary" means, with respect to any Person, (a) any corporation of
      ----------
which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower. ProImage, Inc. shall not be considered a Subsidiary.

     "Supporting Obligations" means all "supporting obligations" as such term
      ----------------------
is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

     "Taxes" means taxes, levies, imposts, deductions, Charges or
      -----
withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lender or a Lender by the jurisdiction under the laws of which Lender is organized or conduct business or any political subdivision thereof.

     "Termination Date" means the date on which (a) the Loans have been
      ----------------
indefeasibly repaid in full, (b) all other Obligations under the Agreement and the other Loan Documents have been completely discharged, and (c) none of Borrowers shall have any further right to borrow any monies under the Agreement.

     "Title IV Plan" means a Pension Plan (other than a Multiemployer Plan),
      -------------
that is covered by Title IV of ERISA, and that any Borrower or ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

     "Total Capitalization" means Funded Debt plus Net Worth.
      --------------------                    ----

     "Trademark Security Agreements" means the Trademark Security Agreements
      -----------------------------
made in favor of Lender by each applicable Borrower.

     "Trademark License" means rights under any written agreement now owned or
      -----------------
hereafter acquired by any Borrower granting any right to use any Trademark.

     "Trademarks" means all of the following now owned or hereafter existing or
      ----------
adopted or acquired by any Borrower: (a) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all goodwill associated with or symbolized by any of the foregoing.

     "Unfunded Pension Liability" means, at any time, the aggregate amount, if
      --------------------------
any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan, and (b) for a period of 5 years following a transaction which might reasonably be expected to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by any Borrower or any ERISA Affiliate as a result of such transaction.

     "Welfare Plan" means a Plan described in Section 3(i) of ERISA.
      ------------

     Rules of construction with respect to accounting terms used in the Agreement or the other Loan Documents shall be as set forth in Annex G. All
                                                               -------
other undefined terms contained in any of the Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein; in the event that any term is defined differently in different Articles or Divisions of the Code, the definition contained in Article or Division 9 shall control. Unless otherwise specified, references in the Agreement or any of the Appendices to a Section, subsection or clause refer to such Section, subsection or clause as contained in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including all Annexes, Exhibits and Schedules, as the same may from time to time be amended, restated, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement or any such Annex, Exhibit or Schedule.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Borrower, such words are intended to signify that such Borrower has actual knowledge or awareness of a particular fact or circumstance or that such Borrower, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance.

                               ANNEX B (SECTION 1.2)
                                        -----------
                                       TO
                                CREDIT AGREEMENT
                                ----------------
                                LETTERS OF CREDIT
                                -----------------

     (a)    Issuance.  Subject to the terms and conditions of the Agreement,
            --------
Lender agrees to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrowers on behalf of the applicable Borrower and for such Borrower's account, Letter of Credit Obligations by causing Letters of Credit to be issued by Lender for such Borrower's account. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) One Million and no/100 Dollars ($1,000,000.00) (the "L/C Sublimit") and
                                                            ------------
(ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by the Lender, in its sole discretion.

     (b)    (i)   Advances Automatic.  In the event that Lender shall make any
                  ------------------
payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance to the Borrowers under Section 1.1(a) of the Agreement regardless of whether a Default
                -------------
or Event of Default has occurred and is continuing and notwithstanding any Borrower's failure to satisfy the conditions precedent set forth in Section 2.
                                                                    ---------

     (c)    Cash Collateral.
            ---------------

                  (i) If Borrowers are required to provide cash collateral for any Letter of Credit Obligations pursuant to this Annex B prior to the Commitment Termination Date, Borrowers will pay to Lender cash or cash equivalents acceptable to Lender ("Cash Equivalents") in an amount equal to
                                   ----------------
105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding for the benefit of such Borrower. Such funds or Cash Equivalents shall be held by Lender in a cash collateral account (the "Cash Collateral Account") maintained by Lender. The Cash Collateral Account
 -----------------------
shall be in the name of the applicable Borrower and shall be pledged to, and subject to the control of, Lender, in a manner satisfactory to Lender. Borrowers hereby pledge and grant to Lender a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex B, shall constitute a
                                               -------
security agreement under applicable law.

                  (ii) If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrowers shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus 30 additional days) as, and in an amount equal to 105% of, the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Lender in its sole discretion.

                  (iii) From time to time after funds are deposited in the Cash Collateral Account by any Borrower, whether before or after the Commitment Termination Date, Lender may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, and in such order as Lender may elect, as shall be or shall become due and payable by such Borrower to Lender with respect to such Letter of Credit Obligations of such Borrower and, upon the satisfaction in full of all Letter of Credit Obligations of such Borrower, to any other Obligations of any Borrower then due and payable.

                  (iv) No Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrowers to Lender in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law. Interest earned on deposits in the Cash Collateral Account shall be for the account of InterCept.

     (d)    Fees and Expenses.  Borrowers agree to pay to Lender, as
            -----------------
compensation to Lender for Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred by Lender on account of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an
                                                 --------------------
amount equal to one percent (1%) per annum multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Lender s, on the first day of each month and on the Commitment Termination Date. In addition, Borrowers shall pay to Lender, on demand, such reasonable charges and expenses of Lender in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

     (e)    Request for Incurrence of Letter of Credit Obligations.  Borrowers
            ------------------------------------------------------
shall give Lender at least 2 Business Days'prior written notice requesting the incurrence of any Letter of Credit Obligation. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the Lender) and a completed Application for Standby Letter of Credit or Application. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrowers and approvals by Lender may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrowers and Lender.

     (f)    Obligation Absolute.  The obligation of Borrowers to reimburse
            -------------------
Lender for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities. Such obligations of Borrowers shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

                  (i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

                  (ii) the existence of any claim, setoff, defense or other right that any Borrower or any of their respective Affiliates or Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

                  (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) payment by Lender (except as otherwise expressly provided in paragraph (g)(ii)(C) below) under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or such guaranty;

                  (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or

                  (vi) the fact that a Default or an Event of Default has occurred and is continuing.

     (g)    Indemnification; Nature of Lenders'Duties.
            -----------------------------------------

                  (i) In addition to amounts payable as elsewhere provided in the Agreement, Borrowers hereby agree to pay and to protect, indemnify, and save harmless Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys'fees actually incurred) that Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Lender seeking indemnification to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of Lender (as finally determined by a court of competent jurisdiction).

                  (ii) As between Lender and Borrowers, Borrowers assume all risks of the acts and omissions of, or misuse of any Letter of Credit by, beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, Lender shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason;
(C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that in the case of any payment by Lender under any Letter of Credit
--------
or guaranty thereof, Lender shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Lender. None of the above shall affect, impair, or prevent the vesting of any of Lender's rights or powers hereunder or under the Agreement.

                  (iii) Nothing contained herein shall be deemed to limit any waivers, covenants or indemnities made by Borrowers in favor of any Lender in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and Lender.

                              ANNEX C (SECTION 1.8)
                                       -----------
                                       TO
                                CREDIT AGREEMENT
                                ----------------

                             CASH MANAGEMENT SYSTEM
                             ----------------------

                            [INTENTIONALLY RESERVED]

                            ANNEX D (SECTION 2.1(A))
                                     -------------
                                       TO
                                CREDIT AGREEMENT
                                ----------------

                                CLOSING CHECKLIST
                                -----------------

In addition to, and not in limitation of, the conditions described in Section
                                                                      -------
2.1 of the Agreement, pursuant to Section 2.1(a), the following items must be
---                               --------------
received by Lender in form and substance satisfactory to Lender on or prior to the Closing Date (each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in Annex A to the Agreement):
                                           -------

     A.     Appendices.  All Appendices to the Agreement, in form and substance
            ----------
satisfactory to Lender.

     B.     Revolving Note.  Duly executed original of the Revolving Note, dated
            --------------
the Closing Date.

     C.     Security Agreement.  A duly executed original of the Security
            ------------------
Agreement, dated the Closing Date, and all instruments, documents and agreements executed pursuant thereto.

     D.     Insurance.  Satisfactory evidence that the insurance policies
            ---------
required by Section 5.4 are in full force and effect, together with appropriate
            -----------
evidence showing loss payable and/or additional insured clauses or endorsements, as requested by Lender, in favor of Lender.

     E.     Security Interests and Code Filings.
            -----------------------------------

                  (a) Evidence satisfactory to Lender that Lender has a valid and perfected first priority security interest in the Collateral, including (i) such documents duly executed by each Borrower (including financing statements under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Lender may request in order to perfect its security interests in the Collateral and (ii) copies of Code search reports listing all effective financing statements that name any Borrower as debtor, together with copies of such financing statements, none of which shall cover the Collateral.

                  (b) Evidence satisfactory to Lender, including copies, of all financing statements filed in favor of any Borrower with respect to each location, if any, at which Inventory may be consigned.

                  (c)   [Intentionally Reserved]

     F.     [Intentionally Reserved]

     G.     Intellectual Property Security Agreements.  Duly executed originals
            -----------------------------------------
of Trademark Security Agreements, Copyright Security Agreements and Patent Security Agreements, each dated the Closing Date and signed by each Borrower which owns Trademarks, Copyrights and/or Patents, as applicable, all in form and substance reasonably satisfactory to Lender, together with all instruments, documents and agreements executed pursuant thereto.

     H.     [Intentionally Reserved]

     I.     [Intentionally Reserved]

     J.     [Intentionally Reserved]

     K.     [Intentionally Reserved]

     L.     [Intentionally Reserved]

     M.     [Intentionally Reserved]

     N.     Charter and Good Standing.  For each Borrower, such Person's (a)
            -------------------------
charter and all amendments thereto, (b) good standing certificates (including verification of tax status) in its state of incorporation and (c) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the Closing Date and certified by the applicable Secretary of State or other authorized Governmental Authority.

     O.     Bylaws and Resolutions.  For each Borrower, (a) such Person's
            ----------------------
bylaws, together with all amendments thereto and (b) resolutions of such Person's Board of Directors, approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the Closing Date by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

     P.     Incumbency Certificates.  For each Borrower, signature and
            -----------------------
incumbency certificates of the officers of each such Person executing any of the Loan Documents, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete.

     Q.     Opinions of Counsel.  Duly executed originals of opinions of Nelson,
            -------------------
Mullins, Riley & Scarborough, counsel for the Borrowers, together with any local counsel opinions reasonably requested by Lender, each in form and substance reasonably satisfactory to Lender and its counsel, dated the Closing Date, and each accompanied by a letter addressed to such counsel from the Borrowers, authorizing and directing such counsel to address its opinion to Lender, and to include in such opinion an express statement to the effect that Lender is authorized to rely on such opinion.

     R.     Pledge Agreement.  A duly executed original of the InterCept Pledge
            ----------------
Agreement accompanied by, if applicable, share certificates representing all of the outstanding Stock being pledged pursuant to such Pledge Agreement and stock powers for such share certificates executed in blank.

     S.     Membership Pledge Agreements.  Duly executed originals of the
            ----------------------------
Membership Pledge Agreements.

     T.     Partnership Pledge Agreements.  Duly executed original of the
            -----------------------------
Partnership Pledge Agreements.

     U.     [Intentionally Reserved]

     V.     [Intentionally Reserved]

     W.     Officer's Certificate.  Lender shall have received duly executed
            ---------------------
originals of a certificate of each Borrower, signed by the Chief Executive Officer or Chief Financial Officer of such Borrower, dated the Closing Date, stating that, since December 31, 2000 (a) no event or condition has occurred or is existing which could reasonably be expected to have a Material Adverse Effect; (b) there has been no material adverse change in the industry in which any Borrower operates; (c) no Litigation has been commenced which, if successful, would have a Material Adverse Effect or could challenge any of the transactions contemplated by the Agreement and the other Loan Documents; (d) there have been no Restricted Payments made by any Borrower; and (e) there has been no material increase in liabilities, liquidated or contingent, and no material decrease in assets of any Borrower or any of its Subsidiaries.

     X.     Waivers.  Lender shall have received landlord waivers and consents,
            -------
bailee letters and mortgagee agreements in form and substance reasonably satisfactory to Lender, in each case as required pursuant to Section 5.9.
                                                             -----------

     Y.     [Intentionally Reserved]

     Z.     [Intentionally Reserved]

     AA.    [Intentionally Reserved]

     BB.    [Intentionally Reserved]

     CC.    Audited Financials; Financial Condition.  Lender shall have received
            ---------------------------------------
the Financial Statements and other materials set forth in Section 3.4, in each case in form and substance reasonably satisfactory to Lender, and Lender shall be satisfied, in its sole discretion, with all of the foregoing. Lender shall have further received a certificate of each Borrower, signed by the Chief Executive Officer and/or the Chief Financial Officer of each Borrower, to the effect that such Borrower will be Solvent upon the consummation of the transactions contemplated herein.

     DD.    [Intentionally Reserved]

     EE.    Other Documents.  Such other certificates, documents and agreements
            ---------------
respecting any Borrower as Lender may, in its sole discretion, request.

                            ANNEX E (SECTION 4.1(a))
                                     ---------------
                                       TO
                                CREDIT AGREEMENT
                                ----------------

                       FINANCIAL STATEMENTS AND REPORTING
                       ----------------------------------

     Borrowers shall deliver or cause to be delivered to Lender, the following:

     (a)    Quarterly Financials.  Within 45 days after the end of each Fiscal
            --------------------
Quarter, consolidated and consolidating financial information regarding Borrowers and their Subsidiaries, including (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter and (ii) unaudited statements of income and cash flows for such Fiscal Quarter, in each case setting forth in comparative form the figures for the corresponding period in the prior year, all prepared in accordance with GAAP (subject to normal year-end adjustments). Such financial information shall be accompanied by (A) a Compliance Certificate in respect of each of the Financial Covenants that is tested on a quarterly basis and (B) the certification of the Borrower Representative that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position, results of operations and statements of cash flows of Borrowers and their Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Quarter and for that portion of the Fiscal Year then ended,
(ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

     (c)    (Intentionally Reserved)
            ------------------------

     (d)    Annual Audited Financials.  Within 90 days after the end of each
            -------------------------
Fiscal Year, audited Financial Statements for Borrowers and their Subsidiaries on a consolidated and (unaudited) consolidating basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year, which Financial Statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Lender. Such Financial Statements shall be accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the Financial Covenants, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), it being understood that such audit examination extended only to accounting matters and that no special investigation was made with respect to the existence of Defaults or Events of Default, (iii) a letter addressed to Lender in form and substance reasonably satisfactory to Lender and subject to standard qualifications required by nationally recognized accounting firms, signed by such accounting firm acknowledging that Lender is entitled to rely upon such accounting firm's certification of such audited Financial Statements, and (iv) the certification of the Borrowers that all such

Financial Statements present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrowers and their Subsidiaries on a consolidated and consolidating basis, as at the end of such Fiscal Year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

     (e)    Management Letters.  Within 5 Business Days after receipt thereof by
            ------------------
any Borrower, copies of all management letters, exception reports or similar letters or reports received by such Borrower from its independent certified public accountants.

     (f)    Default Notices.  As soon as practicable, and in any event within 5
            ---------------
Business Days after an executive officer of any Borrower has actual knowledge of the existence of any Default, Event of Default or other event that has had a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day.

     (g)    SEC Filings and Press Releases.  At Lender's request, copies of: (i)
            ------------------------------
all Financial Statements, reports, notices and proxy statements made publicly available by any Borrower to its security holders; (ii) all regular and periodic reports and all registration statements and prospectuses filed by any Borrower with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority; and (iii) all press releases and other statements made available by any Borrower to the public concerning material changes or developments in the business of any such Person.

     (h)    (Intentionally Reserved)
            ------------------------

     (i)    Supplemental Schedules.  Supplemental disclosures, if any, required
            ----------------------
by Section 5.6.
   -----------

     (j)    Litigation.  In writing, promptly upon learning thereof, notice of
            ----------
any Litigation commenced or threatened against any Borrower that (i) combined with other threatened litigation, seeks damages in excess of $1,000,000.00,
(ii) seeks injunctive relief, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets or against any Borrower or ERISA Affiliate in connection with any Plan, (iv) alleges criminal misconduct by any Borrower, (v) alleges the violation of any law regarding, or seeks remedies in connection with, any Environmental Liabilities or (vi) involves any product recall.

     (k)    Insurance Notices.  Disclosure of losses or casualties required by
            -----------------
Section 5.4.
-----------

     (l)    Lease Default Notices.  Within 2 Business Days after receipt
            ---------------------
thereof, copies of (i) any and all default notices received under or with respect to any leased location or public warehouse where Collateral valued at more then $500,000.00 is located, and (ii) such other notices or documents as Lender may reasonably request.

     (m)    Other Documents.  Such other financial and other information
            ---------------
respecting any Borrower's business or financial condition as Lender shall from time to time reasonably request.

                           ANNEX F (SECTION 4.1(b))
                                    --------------
                                    TO
                              CREDIT AGREEMENT
                              ----------------
                              COLLATERAL REPORTS
                              ------------------

     Borrowers shall deliver or cause to be delivered such reports, statements and reconciliations with respect to the Collateral or Obligations of any or all Borrowers as Lender shall from time to time request in its reasonable discretion.

                           ANNEX G (SECTION 6.10)
                                    ------------
                                    TO
                              CREDIT AGREEMENT
                              ----------------
                             FINANCIAL COVENANTS
                             -------------------

     Borrowers covenant and agree with Lender that from and after the date hereof, and so long as the Obligations remain outstanding or this Agreement remains in effect, that:

            (a) Funded Debt/EBITDA.  Borrowers shall maintain a ratio of their
                ------------------
consolidated Funded Debt to EBITDA, as calculated on a rolling four-quarter basis, of less than or equal to 3.0 to 1.0, as measured at the end of each Fiscal Quarter.

            (b) Funded Debt/Total Capitalization.  Borrowers shall maintain a
                --------------------------------
ratio of their consolidated Funded Debt to Total Capitalization, as calculated on a rolling four-quarter basis, of no greater than 0.50 to 1.0, as measured at the end of each Fiscal Quarter.

            (c) Net Worth.  Borrowers shall have a consolidated Net Worth as of
                ---------
September 30, 2001 of at least $215,000,000.00, and such minimum Net Worth shall increase by an amount equal to (i) 75% of Borrower's consolidated Net Profit for each Fiscal Quarter thereafter plus (ii) the amount of the net
                                          ----
proceeds, if any, of any secondary or other Stock offerings by InterCept occurring during such Fiscal Quarter.

     Unless otherwise specifically provided herein, any accounting term used in the Agreement shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrowers and Lender agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrowers' and their Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. "Accounting Changes" means (i) changes in accounting principles required by the
 ------------------
promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (ii) changes in accounting principles concurred in by any Borrower's certified public accountants; (iii) purchase accounting adjustments under A.P.B. 16 or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (iv) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If Lender and Borrowers agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in the Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Lender and Borrowers cannot agree upon the required amendments within 30 days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

                           ANNEX H (SECTION 9.9(a))
                                    --------------
                                    TO
                              CREDIT AGREEMENT
                              ----------------
                           [INTENTIONALLY RESERVED]

                           ANNEX I (SECTION 11.10)
                                    -------------
                                    TO
                              CREDIT AGREEMENT
                              ----------------

                              NOTICE ADDRESSES
                              ----------------
(A)    If to Lender, at

       First Union National Bank
       999 Peachtree Street, 6th Floor
       Atlanta, Georgia  30309
       Attention: Mr. Jim Ulmer
       Telecopier No.: 404-225-4066
       Telephone No.: 404-827-7360

       with copies to:

       Smith, Gambrell & Russell, LLP
       1230 Peachtree Street, N.E., Suite 3100
       Promenade II
       Atlanta, Georgia 30309-3592
       Attention: Greta L. Thomasson, Esq.
       Telecopier No.: 404-815-3509
       Telephone No.: 404-815-3500

(B)    If to any Borrower, to Borrower Representative, at

       The InterCept Group, Inc.
       3150 Holcomb Bridge Road, Suite 200
       Norcross, Georgia  30071
       Attention:  Mr. Scott Meyerhoff
       Telecopier No.:  770-242-6803
       Telephone No.: 770-840-2430

       with copies to:

       Nelson, Mullins, Riley & Scarborough, LLP
       First Union Plaza, Suite 1400
       999 Peachtree Street, NE
       Atlanta, Georgia  30309
       Attention: Charles D. Vaughn, Esq.
       Telecopier No.: 404-817-6050
       Telephone No.: 404-817-6189

                                SCHEDULE  1.1
                         LENDER'S REPRESENTATIVES

Jim Ulmer
First Union National Bank
999 Peachtree Street
6/th/ Floor
Atlanta, Georgia  30309

                           DISCLOSURE SCHEDULE 3.1
                   TYPE OF ENTITY; STATE OF ORGANIZATION

THE INTERCEPT GROUP, INC., a Georgia corporation
C-TEQ, INC., an Oklahoma corporation
SBS DATA SERVICES, INC., an Alabama corporation
DPSC ACQUISITION CORP., a Georgia corporation
ICPT ACQUISITION I, LLC, a Georgia limited liability company
INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC., a Georgia corporation INTERCEPT SERVICES, LLC, a Georgia limited liability company
INTERCEPT TX I, LLC, a Georgia limited liability company
INTERCEPT OUTPUT SOLUTIONS, LP, a Texas limited partnership
INTERCEPT SUPPLY, LP, a Texas limited partnership

                           DISCLOSURE SCHEDULE 3.2
                EXECUTIVE OFFICES, COLLATERAL LOCATIONS, FEIN

THE INTERCEPT GROUP INC.
FEIN: 58-2237359
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
3150 Holcomb Bridge Road, Suite 200          See Attached Spreadsheet
Norcross, Georgia  30071

C-TEQ, INC.
FEIN: 73-1282145
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
6111 NW 2nd Street                           None
Oklahoma City, Oklahoma  73127

SBS DATA SERVICES, INC.
FEIN: 63-1116434
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
2084 Valleydale Road                         None
Birmingham, AL  35242

DPSC ACQUISITION CORP.
FEIN: 58-2603653
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
3150 Holcomb Bridge Road, Suite 200          27200 Agoura Road, Suite 100
Norcross, Georgia  30071                     Calabasas Hills, CA 91301

ICPT ACQUISITION I, LLC
FEIN:  None
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
3150 Holcomb Bridge Road, Suite 200          None
Norcross, Georgia  30071

INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.
FEIN: 58-2456007
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
3150 Holcomb Bridge Road, Suite 200          None
Norcross, Georgia  30071

INTERCEPT SERVICES, LLC
FEIN: 58-2653381
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
3150 Holcomb Bridge Road, Suite 200          None
Norcross, Georgia  30071

INTERCEPT TX I, LLC
FEIN:  None
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
3150 Holcomb Bridge Road, Suite 200          None
Norcross, Georgia  30071

INTERCEPT OUTPUT SOLUTIONS, LP
FEIN: 74-3020857
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
981 Isom Road                                None
San Antonio, Texas  78216

INTERCEPT SUPPLY, LP
FEIN: 74-3020858
Chief Executive Office:                      Other Locations:
----------------------                       ---------------
981 Isom Road                                None
San Antonio, Texas  78216

                           DISCLOSURE SCHEDULE 3.6
                           REAL ESTATE AND LEASES

(1)  See Disclosure Schedule 3.2 for all properties, owned and leased.

(2) InterCept owns a 60,000 sq. ft. building at 202 Broadway, Maryville, TN and leases approximately 25,000 sq. ft. of this building to other parties.

(3) There are no purchase options, rights of first refusal or other similar contractual rights executed by any Borrower pertaining to any Real Estate.

                           DISCLOSURE SCHEDULE 3.7
                                LABOR MATTERS

                                    None

                           DISCLOSURE SCHEDULE 3.8
           VENTURES, SUBSIDIARIES AND AFFILIATES; OUTSTANDING STOCK

Other than stock option plans and stock purchase plans of InterCept listed on Disclosure Schedule 3.12, there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which any Borrower may be required to issue, sell, repurchase or redeem any of its Stock or other equity securities or any Stock or other equity securities of its Subsidiaries.

                           DISCLOSURE SCHEDULE 3.11
                                 TAX MATTERS

                                    None

                           DISCLOSURE SCHEDULE 3.12
                                 ERISA PLANS

The InterCept Group, Inc. Amended and Restated 1996 Stock Option Plan The InterCept Group, Inc. Employee Stock Purchase Plan

Other Employee Benefit Plans
----------------------------

UNUM Self Insured Short Term Disability
UNUM New Jersey Short Term Disability (TDB)
UNUM Long Term Disability and Basic Life/AD&D (Company Provided)
UNUM Lifestyle Life/AD&D (Voluntary)
CIGNA Self Insured HMO Health Insurance (EPP)
CIGNA Self Insured PPO Health Insurance
CIGNA Self Insured Dental Indemnity Insurance
EYEMed Vision Care (Voluntary)
                                  1) FlexServe - Flexible Spending Account Plan
                                  2) COBRAServe - COBRA Administration
401(k) Plan

                           DISCLOSURE SCHEDULE 3.13
                                  LITIGATION

                                    None

                           DISCLOSURE SCHEDULE 3.15
                            INTELLECTUAL PROPERTY

Registered Trademarks
---------------------

(1)    CallReporter III
       Serial Number 75232355; Filing Date January 28, 1997; Registration Number 2218129

(2)    RiskReporter I
       Serial Number 74153642; Filing Date April 3, 1991; Registration Number 1672497

(3)    Vision
       Serial Number 74630630; Filing Date February 6, 1995; Registration Number 2031464

(4)    Renaissance Imaging
       Serial Number 75257075; Filing Date March 14, 1997; Registration Number 2265380

Other than the above registered trademarks, there are no Patents, Trademarks, Copyrights or Licenses.

No Borrower is aware of any infringement claim by any Person with respect to any Intellectual Property.

                           DISCLOSURE SCHEDULE 3.17
                             HAZARDOUS MATERIALS

                                    None.

                           DISCLOSURE SCHEDULE 3.19
                      DEPOSIT AND DISBURSEMENT ACCOUNTS

                            See attached schedule.

                           DISCLOSURE SCHEDULE 3.20
                             GOVERNMENT CONTRACTS

                                    None.

                           DISCLOSURE SCHEDULE  5.1
                                 TRADE NAMES

Corporate Names
---------------

THE INTERCEPT GROUP, INC.
C-TEQ, INC.
SBS DATA SERVICES, INC.
DPSC ACQUISITION CORP.
ICPT ACQUISITION I, LLC
INTERCEPT COMMUNICATIONS TECHNOLOGIES, INC.
INTERCEPT SERVICES, LLC
INTERCEPT TX I, LLC
INTERCEPT OUTPUT SOLUTIONS, LP
INTERCEPT SUPPLY, LP

Trade Names
-----------

InterCept
DPSC Software
ProVesa

                           DISCLOSURE SCHEDULE 6.3
                                INDEBTEDNESS

                                   None.

                            DISCLOSURE SCHEDULE 6.4(a)
                           TRANSACTIONS WITH AFFILIATES

Amended and Restated Credit Agreement, dated February 2, 2001, by and among Netzee, Inc., The InterCept Group, Inc. and John H. Harland Company.

Loan Agreement dated December 3, 2001 among The InterCept Group, Inc. SLMsoft.com, Inc, an Ontario corporation, and SLMsoft.com, Inc., a Kansas corporation.

                            DISCLOSURE SCHEDULE 6.7
                                EXISTING LIENS

                                     None.